UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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PIONEER VARIABLE CONTRACTS TRUST

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PIONEER VARIABLE CONTRACTS TRUST

60 State Street

Boston, Massachusetts 02109

March 20, 2017

Dear Shareholder or Contract Holder:

A special shareholder meeting of your Pioneer Fund (“Portfolio”) will be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, on June 13, 2017, at 2:00 p.m. (Eastern time), to vote on the proposals listed in the enclosed joint proxy statement.

The purpose of the special meeting is to seek your approval of the following proposals:

Approve a New Management Agreement with Pioneer Investment Management, Inc. Shareholders of all Pioneer Funds, including your Portfolio, are being asked to approve a new management agreement with Pioneer Investment Management, Inc. (“the Adviser”), your Portfolio’s investment adviser. The Adviser is currently an indirect wholly-owned subsidiary of each of UniCredit S.p.A. (“UniCredit”) and its wholly-owned subsidiary, Pioneer Global Asset Management S.p.A. (“PGAM”). UniCredit and PGAM have entered into a binding agreement to sell the Adviser, together with other asset management businesses they own, to Amundi. Upon the consummation of the transaction, the Adviser will become an indirect wholly-owned subsidiary of Amundi and Amundi’s wholly-owned subsidiary, Amundi USA, Inc. Your Portfolio’s current management agreement with the Adviser will terminate automatically upon the consummation of the transaction. You are being asked to approve a new management agreement to enable the Adviser to continue to manage your Portfolio. There will be no increase in management fees as a result of the new management agreement, and the transaction is not expected to have a material adverse impact on the services provided to your Portfolio.

Elect Trustees. You are being asked to elect the Trustees of your Portfolio.

If you are a shareholder, you are being asked to vote your shares. If you are a contract holder, the insurance company that issued your variable contract is the shareholder of record, and you are an indirect participant in one or more of the Portfolios. You are being asked to instruct the insurance company that issued your contract how to vote the shares of the Portfolio attributable to your contract.

The Trustees recommend that you vote “FOR” each of the proposals applicable to your Portfolio. However, before you vote, please read the full text of the joint proxy statement for an explanation of each of the proposals.

Your vote on these matters is important. Even if you plan to attend and vote in person at the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy/voting instruction card and returning it in the accompanying postage-paid return envelope. In order to ensure that shares will be voted in accordance with your instructions, please submit your voting instructions by June 13, 2017.

If you have any questions about the proposals to be voted on, please call the Portfolios at 1-866-905-2396.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones

President

IMPORTANT NEWS

FOR PORTFOLIO SHAREHOLDERS AND CONTRACT HOLDERS

While we encourage you to read the full text of the enclosed Joint Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	Why am I receiving the Joint Proxy Statement?

A.	As a shareholder of a Pioneer Fund (a “Portfolio”), or as an owner of a variable annuity or life insurance contract having contract value invested in shares of a Portfolio (“contract holder”), on March 15, 2017, you are being asked to approve a new management agreement between your Portfolio and its investment adviser, Pioneer Investment Management, Inc. (the “Adviser”). You also are being asked to elect Trustees. The enclosed proxy/voting instruction card(s) indicate each Portfolio in which you hold shares (or in which your participating insurance company holds shares) and the proposals you are being asked to approve. If you own a variable annuity or life insurance contract having contract value invested in shares of a Portfolio, you are being asked by your insurance company for instructions as to how to vote those shares.

Q.	Will my vote make a difference?

A.	Your vote is very important and can make a difference in the management and governance of your Portfolio, no matter how many shares are attributable to your variable annuity or life insurance contract. Your vote can help ensure that the proposals recommended by the Board can be implemented.

Q.	What am I being asked to vote “FOR” in the Joint Proxy Statement?

A.	You are being asked to vote “FOR” the following proposals that have been approved by the Board.

•	Proposal 1: Approve a New Management Agreement with Pioneer Investment Management, Inc. Shareholders of each Pioneer Fund are being asked to approve a new management agreement between their Portfolio and the Adviser. The Adviser is the principal U.S. asset management business of Pioneer Investments, a group of companies owned by Pioneer Global Asset Management S.p.A. (“PGAM”). PGAM is a wholly-owned subsidiary of UniCredit S.p.A. (“UniCredit”). UniCredit and PGAM have entered into a binding agreement to sell Pioneer Investments, including the Adviser, to Amundi. Upon the consummation of the transaction, the Adviser will become an indirect wholly-owned subsidiary of Amundi and Amundi’s wholly-owned subsidiary, Amundi USA, Inc.

Your Portfolio’s current management agreement will terminate automatically upon the consummation of the transaction. You are being asked to approve a new management agreement for your Portfolio to enable the Adviser to continue to manage your Portfolio after the consummation of the transaction. There will be no increase in management fees under the new management agreement, and the transaction is not expected to have a material adverse impact on the services provided to your Portfolio.

•	Proposal 2: Elect Trustees. You are being asked to elect Trustees. Each of the nominees, except two, currently serves as a Trustee for your Portfolio.

Q.	Whom do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call the Portfolios at 1-866-905-2396.

Q.	How do I vote my shares?

A.	You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card(s) or by computer by going to the Internet address provided on the proxy card(s) and following the instructions, using your proxy card(s) as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card(s), and mailing it in the enclosed postage-paid envelope. If you are a contract holder, the insurance company that issued your variable contract is the shareholder of record of your Portfolio. By completing and returning the enclosed proxy/voting instruction card(s), you will instruct the insurance company how to vote the shares of your Portfolio attributable to your variable contract. Shareholders of record also may attend the meeting and vote in person. However, even if you intend to attend the meeting in person, we encourage you to provide voting instructions by one of the methods described above.

It is important that you vote promptly. In order to ensure that shares will be voted in accordance with your instructions, please submit your voting instructions by June 13, 2017.

2

Page
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS	1
PART I	2
VOTE REQUIRED AND MANNER OF VOTING PROXIES	4
PROPOSAL 1 — TO APPROVE AN AMENDED AND RESTATED MANAGEMENT AGREEMENT WITH PIONEER INVESTMENT MANAGEMENT, INC. (To be voted on by shareholders of all Portfolios)	6
Introduction	6
The Transaction	6
Comparison of New Management Agreement with Current Management Agreement	7
Possible Interim Management Agreement	9
Board Evaluation of the New Management Agreement	9
Section 15(f) of the 1940 Act	14
Director and Principal Executive Officer of the Adviser	15
Other Service Providers	15
Additional Information	15
Required Vote	15
PROPOSAL 2 — TO ELECT TRUSTEES (To be voted on by shareholders of all Portfolios)	16
Reasons for Proposal to Elect Trustees	16
Nominees	16
Compensation of the Trustees	19
Equity Securities Owned by the Nominees	19
Other Information	20
Other Executive Officers	23
Required Vote	24
GENERAL	25
PART II — ADDITIONAL INFORMATION	26
SECTION 1 PORTFOLIOS’ ASSETS UNDER MANAGEMENT	27
SECTION 2 COMPENSATION OF TRUSTEES	28
SECTION 3 EQUITY SECURITIES OWNED BY NOMINEES	29
SECTION 4 INFORMATION REGARDING CURRENT MANAGEMENT AGREEMENTS (DATES, APPROVALS, FEES)	30
SECTION 5 AMOUNTS PAID TO THE ADVISER AND AFFILIATES	32
SECTION 6 OTHER FUNDS ADVISED BY THE ADVISER	33
SECTION 7 5% SHARE OWNERSHIP AND NUMBER OF SHARES OUTSTANDING	36
SECTION 8 SUBMISSION OF SHAREHOLDER PROPOSALS	41
SECTION 9 SHAREHOLDER COMMUNICATIONS	42
SECTION 10 EXPENSES OF PROXY	43
SECTION 11 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	44
SECTION 12 AUDIT FEES, AUDIT RELATED FEES, TAX FEES AND ALL OTHER FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	46
SECTION 13 FORM OF NEW MANAGEMENT AGREEMENT	47

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PIONEER VARIABLE CONTRACTS TRUST

Pioneer Bond VCT Portfolio

Pioneer Emerging Markets VCT Portfolio

Pioneer Equity Income VCT Portfolio

Pioneer Fund VCT Portfolio

Pioneer High Yield VCT Portfolio

Pioneer Mid Cap Value VCT Portfolio

Pioneer Real Estate Shares VCT Portfolio

Pioneer Select Mid Cap Growth VCT Portfolio

Pioneer Strategic Income VCT Portfolio

60 State Street

Boston, Massachusetts 02109

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held June 13, 2017

A joint special meeting of the shareholders of the Pioneer Funds (each, a “Portfolio”) identified above (the “Meeting”) will be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, at 2:00 p.m. (Eastern time) on June 13, 2017, to consider and vote on the following proposals, as more fully described in the accompanying Joint Proxy Statement:

PROPOSAL 1.	To approve a New Management Agreement with Pioneer Investment Management, Inc. (To be voted on by shareholders of all Portfolios).

PROPOSAL 2.	To elect Trustees (To be voted on by shareholders of all Portfolios).

PROPOSAL 3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Your Board recommends that you vote “FOR” all proposals upon which you are being asked to vote. Shareholders of record at the close of business on March 15, 2017 are entitled to vote at the Meetings and at any adjournments or postponements thereof. If you are a contract holder owning a variable annuity or life insurance contract with contract value invested in shares of a Portfolio, your vote will instruct the insurance company that issued your contract how to vote the shares of the Portfolio attributable to your contract at the Meeting and at any adjournments or postponements thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON June 13, 2017: The proxy statement and your form of proxy card are available at https://www.proxy-direct.com/pio-28632.

If you own shares in more than one Portfolio or own a variable contract with contract value invested in shares of more than one Portfolio as of March 15, 2017, you may receive more than one proxy/voting instruction card. Please be certain to sign, date and return each proxy/voting instruction card you receive.

By order of the Board of Trustees

/s/ Christopher J. Kelley

Christopher J. Kelley

Secretary

March 20, 2017

PIONEER VARIABLE CONTRACTS TRUST

60 State Street

Boston, Massachusetts 02109

JOINT PROXY STATEMENT

PART I

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (each Board member, a “Trustee”) of Pioneer Variable Contracts Trust (the “Trust”) of proxies to be voted at a joint special meeting of shareholders of each series of the Trust (each, a “Portfolio,” and, collectively, the “Portfolios”) to be held at 2:00 p.m. (Eastern time) on June 13, 2017, at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110 (the “Meeting”), and at any and all adjournments or postponements thereof. The Meeting will be held for the purposes set forth in the accompanying Notice.

The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Portfolio and its shareholders in light of the similar matters being considered and voted on by the shareholders of each Portfolio. There are two parts to this Joint Proxy Statement. Part I sets forth and discusses the proposals being submitted for shareholder approval. Part II provides important additional information that should be reviewed in considering the proposals set forth in Part I. Shareholders should review both Part I and Part II before voting on the proposals. This Joint Proxy Statement and the accompanying materials are being mailed by the Board on or about March 20, 2017.

Each Portfolio is organized as a series of the Trust, a Delaware statutory trust and registered management investment company. Shares of the Portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts issued by such companies (“Variable Contracts”) and are additionally offered to certain qualified pension and retirement plans (“Qualified Plans”). If you are an owner of a Variable Contract (“contract holder”), you are being asked by your insurance company for instructions as to how to vote the shares of your Portfolio that are attributable to your Variable Contract. Although shares of the Portfolios are sold to insurance companies, which entities are considered to be the “shareholders of record” entitled to be present and vote at the meeting, contract holders have the right to instruct the insurance companies how to vote Portfolio shares attributable to their Variable Contracts with respect to the applicable proposals set forth in this Joint Proxy Statement.

Please note that each participating insurance company will vote Portfolio shares held in separate accounts for which no timely instructions are received from the contract holders, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions. As a consequence, if only a small percentage of contract holders submits voting instructions, those contract holders may determine the outcome of the vote on a proposal. Therefore, you are strongly encouraged to submit voting instructions to your participating insurance company.

For convenience, references to “shareholders” include contract holders unless the context requires otherwise.

Shareholders of record at the close of business on March 15, 2017 (the “Record Date”) are entitled to vote at the Meeting and may cast one vote for each share held. Each Portfolio of which you are a shareholder is named on the proxy/voting instruction card(s) included with this Joint Proxy Statement. If you own shares (either directly or indirectly) in more than one Portfolio as of the Record Date, you may receive more than one proxy/voting instruction card. (If you are a contract holder rather than a direct shareholder, your vote will instruct the insurance company that issued your contract how to vote the shares attributable to your Portfolio at the Meeting.) Even if you are a shareholder of record and plan to attend the Meeting, please sign, date and return EACH proxy/voting instruction card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposals affecting EACH Portfolio you own (either directly or indirectly). If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy/voting instruction card(s). This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy/voting instruction card, the shares will be voted accordingly.

If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted “FOR” each such proposal. If you are being asked to vote shares in a Portfolio attributable to your

Variable Contract, your vote will instruct your insurance company how to vote the shares. As noted above, if you do not instruct the insurance company how to vote the shares, the insurance company will vote the shares in the same proportion as those shares for which voting instructions are received from its contract holders with respect to such Portfolio. Shareholders who execute proxy/voting instruction cards or provide voting instructions by telephone or the Internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the applicable Portfolio a written notice of revocation (addressed to the Secretary of the Portfolio at the principal executive offices of the Portfolio at the address above), by delivering a duly executed proxy/voting instruction bearing a later date or by attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy/voting instruction card. Merely attending the Meeting, however, will not revoke any previously executed proxy/voting instruction. If you hold shares through a broker, bank or other intermediary, please consult your broker, bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Photographic identification will be required for admission to the Meetings.

Annual reports are sent to shareholders of record of each Portfolio following the Portfolio’s fiscal year end. Each Portfolio’s fiscal year end is December 31. Each Portfolio will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Portfolio at 60 State Street, Boston, Massachusetts 02109 or by calling toll free at 1-800-225-6292. Copies of annual and semi-annual reports of each Portfolio are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

If you are a contract holder, you may obtain copies of annual and semi-annual reports of your Portfolio free of charge from your insurance company.

Please note that only one annual or semi-annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Portfolio who share an address, unless the Portfolio has received instructions to the contrary. To request a separate copy of an annual report or the Joint Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Portfolio at the address and phone number set forth above.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at the Meeting.

For any Portfolio, a quorum of the shareholders for the particular Portfolio is required in order to take any action for that Portfolio with respect to Proposal 1, whether or not there is a quorum of the shareholders for the Trust as a whole, and a quorum of the shareholders of the Trust as a whole is required in order to take any action at the Meeting with respect to Proposal 2. The quorum requirement for each Portfolio is 30% of the outstanding shares of the Portfolio entitled to vote, present in person or represented by proxy. The quorum requirement for the Trust is 30% of the outstanding shares of the Portfolio entitled to vote, present in person or represented by proxy. With respect to each Proposal, each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election, who are employees of the proxy solicitor engaged by Pioneer Investment Management, Inc., on behalf of the Portfolios, will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining a quorum. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter.

Shares of the Portfolios are offered to insurance companies issuing Variable Contracts and to certain Qualified Plans. The insurance companies are the shareholders of record entitled to be present and vote at the Meeting. However, if you are a contract holder, you are entitled to instruct your participating insurance company as to how to vote shares attributable to your Variable Contract. Each participating insurance company will vote Portfolio shares held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions. This practice is commonly referred to as “echo voting.” As a consequence of echo voting, if only a small percentage of contract holders submits voting instructions, those contract holders may determine the outcome of the vote on a Proposal.

If you are a shareholder of record and hold your shares directly (not through a broker-dealer, bank or other financial institution), and if you return a signed proxy/voting instruction card that does not specify how you wish to vote on a Proposal, your shares will be voted “FOR” Proposal 1 and “FOR” the nominees in Proposal 2.

The votes required for each proposal are as follows:

Proposal 1:

•	Requires a “1940 Act Majority Vote” of the outstanding voting securities of the applicable Portfolio, voting together as a single class.

•	A “1940 Act Majority Vote” of the outstanding voting securities of a Portfolio means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Portfolio that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Portfolio.

Proposal 2:

•	Nominees must be elected by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists.

•	The shareholders of all Portfolios will vote together as a single class and the shares of each Portfolio will be counted together in determining the results of the voting for Proposal 2.

Approval of each Proposal will occur only if a sufficient number of votes at the Meeting are cast “FOR” that proposal.

Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” Proposals. Any abstentions or broker non-votes would effectively be treated as votes “AGAINST” Proposal 1 (except that, as described below under “Adjournments and Postponements,” they may under certain circumstances be voted for adjournment). Abstentions and broker non-votes will have no effect on the results of the voting on Proposal 2.

Adjournments and Postponements

If, by the time scheduled for the Meeting, a quorum of shareholders for a proposal is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting with respect to such proposal to a later date and the Meeting may be held as adjourned without further notice. In the event that a quorum is present but sufficient votes in favor of a proposal have not been received, the officer presiding at the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal and the Meeting may be held as adjourned without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy on the motion for adjournment at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal, or that abstained, in favor of such an adjournment. They will vote those proxies required to be voted against any such proposal against any such adjournment. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker-non votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

The Meeting for any Portfolio or the Trust may be postponed prior to the Meeting. If the Meeting is postponed, the Portfolio or Trust will give notice of the postponement to shareholders.

PROPOSAL 1 — TO APPROVE A NEW MANAGEMENT AGREEMENT WITH PIONEER INVESTMENT MANAGEMENT, INC. (To be voted on by shareholders of all Portfolios)

Introduction

You are being asked to approve a new management agreement (the “New Management Agreement”) between your Portfolio and its investment adviser, Pioneer Investment Management, Inc. (“the Adviser”). Under your Portfolio’s current management agreement with the Adviser (the “Current Management Agreement”), the Adviser regularly provides the Portfolio with investment research, advice and supervision, and furnishes continuously an investment program for the Portfolio.

The Adviser is part of the U.S. asset management business of Pioneer Investments, a group of companies owned by Pioneer Global Asset Management S.p.A. (“PGAM”). PGAM is a wholly-owned subsidiary of UniCredit S.p.A. (“UniCredit”). UniCredit and PGAM have entered into a binding agreement to sell Pioneer Investments, including the Adviser, to Amundi S.A. (the “Transaction”). The closing of the Transaction is expected to happen in 2017.

The Transaction will result in a change of control of the Adviser and therefore will constitute an “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your Portfolio’s Current Management Agreement. As required by the 1940 Act, the Current Management Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Current Management Agreement will terminate upon the consummation of the Transaction. You are being asked to approve the New Management Agreement to enable the Adviser to continue to manage your Portfolio after the Transaction is consummated. If shareholders approve the New Management Agreement prior to the consummation of the Transaction, it will be effective upon the consummation of the Transaction. In the event that the Transaction is not consummated, the Adviser will continue to serve as investment adviser of your Portfolio pursuant to the terms of the Current Management Agreement.

There will be no increase in management fees as a result of the New Management Agreement for your Portfolio. The Transaction is not expected to have a material adverse impact on the nature, extent, or quality of the services provided by the Adviser to your Portfolio, although there can be no assurances that the Adviser will not be affected by the Transaction.

The date of the Current Management Agreement for your Portfolio, the date on which the agreement was approved by your Portfolio’s shareholders and the contractual investment advisory fees payable to the Adviser as investment adviser to your Portfolio are set forth in Part II, Section 4, of this Joint Proxy Statement. Aggregate advisory fees paid to the Adviser by your Portfolio during the last fiscal year are set forth in Part II, Section 5, of this Joint Proxy Statement. The continuation of the Current Management Agreement was last approved by the Board on September 13, 2016.

The Transaction

Your Portfolio’s Adviser is part of the U.S. asset management business of Pioneer Investments. Pioneer Investments is a group of asset management companies located throughout the world that are owned by PGAM, a wholly-owned subsidiary of UniCredit. In the Transaction, UniCredit and PGAM will sell the Adviser and certain of the other companies in Pioneer Investments to Amundi, one of the world’s largest asset managers. Upon the completion of the Transaction, the Adviser will become an indirect wholly-owned subsidiary of Amundi and Amundi’s wholly-owned subsidiary, Amundi USA, Inc. Accordingly, consummation of the Transaction will result in a change of control of the Adviser.

Impact on the Adviser and Your Portfolio

The Transaction is not expected to have a material adverse impact on the nature, extent, or quality of the services provided by the Adviser to your Portfolio, although there can be no assurances that the Adviser will not be affected by the Transaction.

In particular, the Transaction is not expected to result in any material changes in the manner in which the Adviser provides investment management services to your Portfolio or the personnel providing services to your Portfolio. The Adviser will remain based in Boston, Massachusetts. The Adviser will continue to be able to draw upon the global research, investment management and other expertise and resources of Pioneer Investments’ non-U.S. asset management businesses located throughout the rest of the world following the consummation of the Transaction, and also will be able to draw upon the expertise and resources of Amundi, which is one of the world’s largest asset managers. No major changes to the Adviser’s executive management, investment management, risk management, administrative, marketing, sales, compliance, legal and other personnel are anticipated as a direct result of the Transaction. Similarly, no changes to your Portfolio’s portfolio managers are anticipated as a direct result of the Transaction.

Information Concerning the Parties to the Transaction

The Adviser. The Adviser is located at 60 State Street, Boston, Massachusetts 02109. The Adviser is a wholly-owned subsidiary of PGAM. As of December 31, 2016, assets under management of the Adviser were approximately $68 billion. The Adviser’s U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds. As of December 31, 2016, assets under management of Pioneer Investments’ U.S. and non-U.S. businesses were approximately $241 billion.

UniCredit and PGAM. The headquarters for UniCredit and PGAM are located at Piazza Gae Aulenti, Milan, Italy. UniCredit is one of the largest banking groups in Italy. PGAM is a wholly-owned subsidiary of UniCredit.

Amundi. Amundi’s headquarters are located at 91 Boulevard Pasteur, Paris, France. Amundi is one of the world’s largest asset managers. Amundi is controlled by Credit Agricole S.A., a French credit institution. Credit Agricole S.A. currently holds 74.16% of Amundi’s share capital, which will be decreased to 70% after completion of the rights offering to be launched by Amundi to finance a portion of the price of the Transaction. The remaining shares of Amundi are held by institutional and retail investors. As of December 31, 2016, Amundi had more than $1.1 trillion in assets under management worldwide.

Comparison of New Management Agreement with Current Management Agreement

The terms of the New Management Agreement are substantially similar to the terms of the Current Management Agreement, except for the dates of execution, effectiveness and termination. The stated management fees to be paid by each Portfolio are identical under the applicable Current Management Agreement and the New Management Agreement. The material terms of the New Management Agreement are discussed below. You should refer to the copy of the form of New Management Agreement in Part II, Section 13 of this Joint Proxy Statement for the complete terms of the New Management Agreement.

Investment Management Services. Each of the Current Management Agreement and the New Management Agreements provides that, subject to the supervision of the Portfolio’s Board, the Adviser regularly provides the Portfolio with investment research, advice, management and supervision, and furnishes a continuous investment program for the Portfolio’s portfolio of securities and other investments consistent with the Portfolio’s investment objectives, policies and restrictions. The Adviser determines from time to time what securities and other investments will be purchased, retained or sold by the Portfolio and implements those decisions, all subject to the provisions of the Portfolio’s governing documents, the 1940 Act and any specific policies adopted by the Portfolio’s Board and disclosed to the Adviser.

Under each of the Current Management Agreement and the New Management Agreement, the Adviser is authorized to place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Except as described in the Agreements, the Adviser will seek the best execution available in the selection of brokers and dealers and the placing of orders for the Portfolio. In assessing the best execution available for any transaction, the Adviser may consider factors it deems relevant, including the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the execution capabilities and financial condition of the broker or dealer, and the reasonableness of the commission or dealer spread, if any (whether for a specific transaction or on a continuing basis). Subject to applicable law, the Adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by that broker or dealer. This determination may be viewed either in terms of that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion.

Each of the Current Management Agreement and the New Management Agreement provides that the Adviser will provide advice and recommendations with respect to other aspects of the business and affairs of the Portfolio, and exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio’s portfolio securities, subject to such direction as the Board may provide, and will perform such other functions of investment management and supervision as may be directed by the Board.

Each of the Current Management Agreement and the New Management Agreement provides that the Adviser shall not be deemed to have assumed or have responsibility for any functions specifically assumed by any administrator, transfer agent, Portfolio accounting agent, custodian, shareholder servicing agent or other agent employed by the Trust or the Portfolio to perform such functions.

Fees. As noted above, the stated management fees to be paid by your Portfolio and the method of calculation are identical under the applicable Current Management Agreement and the New Management Agreement. The management fee schedule payable by your Portfolio under both the Current Management Agreement and the New Management Agreement is set forth in Part II, Section 4, of this Joint Proxy Statement.

Each of the Current Management Agreement and the New Management Agreement provides that the fee paid by the Portfolio is to be paid based on the Portfolio’s average daily net assets. Each of the Current Management Agreement and the New Management Agreement states that, for purposes of the Agreement, the Portfolio’s “net assets” equal the value of the Portfolio’s securities plus any other assets minus its accrued operating expenses and other liabilities.

Payment of Expenses. Each of the Current Management Agreement and the New Management Agreement requires the Adviser to furnish all necessary services, facilities and personnel in connection with the performance of its services under the Agreement, and states that, except as specifically indicated therein, the Adviser is not responsible for any of the Portfolio’s ordinary or extraordinary expenses. Each of the Current Management Agreement and the New Management Agreement states that the Adviser will pay or reimburse the Portfolio for compensation paid to the Trustees who are affiliated persons of the Adviser and officers of the Portfolio as such, except as the Board may decide. Each of the Current Management Agreement and the New Management Agreement acknowledges that the Adviser may provide other services, such as administrative services, to the Portfolio pursuant to separate contracts approved by the Board and receive compensation for such services as specified in the contracts.

Investment Subadvisers. Each of the Current Management Agreement and the New Management Agreement authorizes the Adviser or the Portfolio to enter into contracts with investment subadvisers (including affiliates of the Adviser). The Adviser is not accountable to the Portfolio or shareholders for any loss or liability relating to specific investments selected by the subadviser. If the Adviser contracts with a subadviser, as permitted under each Management Agreement, the Adviser would pay the subadvisory fees, unless the Board agrees otherwise.

Potential Conflicts of Interest. Each of the Current Management Agreement and the New Management Agreement specifically provides that any of the personnel of the Adviser, even if serving the Portfolio as a Trustee, officer or employee, may engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. The Adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Each of the Current Management Agreement and the New Management Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Portfolio and one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the Adviser. Such transactions may be combined, in accordance with applicable laws and regulations, consistent with the Adviser’s policies and procedures as presented to the Portfolio’s Board from time to time.

Limitation on Liability. Each of the Current Management Agreement and the New Management Agreement states that the Adviser assumes no responsibility other than to render the services called for by the agreement, in good faith, and that the Adviser will not be liable for any loss or other liability arising out of any investment or for any act or omission in the execution of securities or other transactions for the Portfolio. This limitation of liability applies to affiliates, partners, shareholders, directors, officers and employees of the Adviser and its affiliates who may perform services for the Portfolio contemplated by the Management Agreement. Neither of the Adviser nor any other such person is protected, however, from liability by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

Term and Continuance. The Current Management Agreement has been in effect for an initial term and for successive one-year periods subject to such continuance being approved annually in the manner required by the 1940 Act. If approved by shareholders prior to the consummation of the Transaction, the Portfolio’s New Management Agreement will go into effect upon the consummation of the Transaction for an initial two-year period. Thereafter, if not terminated, the New Management Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board, or (b) by a vote of a majority of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Trustees who are not interested persons of a party to the New Management Agreement.

Termination. Each of the Current Management Agreement and the New Management Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, upon not more than sixty (60) days’ and not less than thirty (30) days’ written notice to the Adviser, or by the Adviser upon not less than sixty (60) days’ written notice to the Portfolio. Each Management Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Possible Interim Management Agreement

If the shareholders of your Portfolio do not approve the New Management Agreement and the Transaction is completed, an interim investment management agreement between the Adviser and your Portfolio (the “Interim Management Agreement”) will take effect upon the closing of the Transaction. The terms of the Interim Management Agreement are substantially identical to those of the Current Management Agreement, except for the term and escrow provisions described below. The Interim Management Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of your Portfolio approve the New Management Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under the Interim Management Agreement will be held in an interest-bearing escrow account. If shareholders of your Portfolio approve the New Management Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Management Agreement will be paid to the Adviser. If shareholders of your Portfolio do not approve the New Management Agreement prior to the end of the 150-day period, the Trustees of your Portfolio will consider what further action to take consistent with their fiduciary duties to the Portfolio, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Management Agreement or the total amount of the escrow account, plus interest earned. Thereafter, the Trustees of your Portfolio would either negotiate a new investment advisory agreement with an advisory organization selected by the Trustees or make other appropriate arrangements.

Board Evaluation of the New Management Agreement

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for each of the Portfolios. In connection with their evaluation of the Transaction and the New Management Agreement for each Portfolio, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction; (b) the anticipated benefits of the Transaction to the Portfolio and its shareholders; (c) the post-Transaction plans for the Adviser, including Amundi’s plans for integration of Pioneer Investments and the Adviser with its existing asset management businesses and plans for the future development of the Adviser; (d) the effect of the Transaction on the ongoing services provided to the Portfolio, including the need to select a new independent registered public accounting firm for the Portfolio, and any plans to modify the operations of the Portfolio; (e) the stability and continuity of the Adviser’s management and key employees, including compensation and benefits to the Adviser’s key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of the Adviser; (g) Amundi’s legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi’s affiliates; and (i) Amundi’s commitment to the United States, including the role of the Adviser in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for each Portfolio: (i) memoranda provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio’s portfolio managers in the Portfolio; (iii) the Portfolio’s management fees and total expense ratios, the financial statements of the Adviser and its pre- and post-Transaction parent companies, profitability analyses from the Adviser, and analyses from the Adviser as to possible economies of scale; (iv) the profitability of the institutional business of the Adviser and the Adviser’s affiliate, Pioneer Institutional Asset Management, Inc. (“PIAM”) as compared to that of the Adviser’s fund management business; and (v) the differences between the fees and expenses of the Portfolio and the fees and expenses of the Adviser’s and PIAM’s institutional accounts, as well as the different services provided by Adviser to the Portfolio and by the Adviser and PIAM to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Portfolio’s performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for each Portfolio in September 2016.

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not “interested persons” of the Fund Complex (“Independent Trustees”) and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi’s background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole’s long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi’s and Pioneer Investments’ respective asset management businesses; Amundi’s various operating and investment committees and how they would likely interact with the Adviser; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi’s plans for management of the Adviser; Amundi’s philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of the Adviser; Amundi’s preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of the Adviser and PIAM, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of the Adviser would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of the Adviser with respect to the Portfolios as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which the Adviser could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by the Adviser would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Portfolios, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Portfolio’s independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from the Adviser the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by the Adviser and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for your Portfolio. In considering the New Management Agreement for your Portfolio, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for your Portfolio.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of the services that had been provided by the Adviser to the Portfolio and that are expected to be provided by the Adviser to the Portfolio following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates, and certain additional provisions as described in this Proxy Statement. The Trustees reviewed the Adviser’s investment approach for the Portfolio and its research process. The Trustees considered the resources of the Adviser and the personnel of the Adviser who provide investment management services to the Portfolio. They also reviewed the amount of non-investment resources and personnel of the Adviser that are involved in the Adviser’s services to the Portfolio, including the Adviser’s compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by the Adviser’s senior management to the Pioneer Fund complex.

The Trustees considered that the Adviser supervises and monitors the performance of the Portfolio’s service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio’s business management and operations and that the Adviser would continue to provide those investment management and research services and resources to the Portfolio following the consummation of the Transaction. The Trustees also considered that, as administrator, the Adviser would continue to be responsible for the administration of the Portfolio’s business and other affairs. The Trustees considered the fees to be paid to the Adviser for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP has informed the Board that it will no longer be independent with respect to the Portfolio upon the completion of the Transaction and, accordingly, that it will be necessary for the Board to engage a new independent registered public accounting firm for the Portfolio.

The Trustees considered that the Transaction is not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Portfolio and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that the Adviser may have access to additional research and portfolio management capabilities as a result of the Transaction and that the Adviser, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of the Adviser. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Portfolio and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of the Adviser to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of the Adviser as a direct result of the Transaction, or the risk management, legal or compliance services provided by the Adviser, with respect to the Portfolio. They further considered the current incentive arrangements for key personnel of the Adviser that would continue after the closing of the Transaction. They also noted Amundi’s stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Portfolio and its shareholders that are expected to be provided by the Adviser after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that the Adviser would continue to provide to the Portfolio under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Portfolio. In considering the Portfolio’s performance, the Trustees regularly reviewed and discussed throughout the year data prepared by the Adviser and information comparing the Portfolio’s performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Portfolio’s benchmark index. They also discussed the Portfolio’s performance with the Adviser on a regular basis.

The Trustees discussed Pioneer Emerging Markets VCT Portfolio’s performance with the Adviser on a more frequent basis in light of the Portfolio’s unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted the Adviser’s explanation for the Portfolio’s relative performance and the steps taken by the Adviser to address the Portfolio’s performance, including increasing the diversification of the Portfolio’s portfolio, investing in larger capitalization companies and reducing the Portfolio’s tracking error relative to its benchmark. It also was noted that the Portfolio’s recent performance was improved relative to its peer group.

The Trustees’ regular reviews and discussions, including, if applicable, the steps taken by the Adviser to address the Portfolio’s performance, were factored into the Trustees’ deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses. The Trustees noted that the stated management fees to be paid by your Portfolio are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio’s shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Portfolio. The Trustees noted that they separately review the Portfolio’s transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Portfolio’s expense ratio.

Pioneer Bond VCT Portfolio: The Trustees considered that the Portfolio’s management fee as of September 30, 2016 was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio’s Class II shares as of September 30, 2016 was in the fourth quintile relative to its Morningstar category and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that the Adviser had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Portfolio. The Trustees considered the impact of the Portfolio’s non-management fee expenses on the expense ratios of the Portfolio.

Pioneer Emerging Markets VCT Portfolio: The Trustees considered that the Portfolio’s management fee as of September 30, 2016 was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered the Portfolio’s relatively small asset size compared to most of the other funds in its peer groups. The Trustees considered that the expense ratio of the Portfolio’s Class II shares as of September 30, 2016 was in the fifth quintile relative to its Morningstar category and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio’s non-management fee expenses on the expense ratios of the Portfolio, noting that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in its peer groups, which results in these fees being significantly higher as a percentage of assets.

Pioneer Equity Income VCT Portfolio: The Trustees considered that the Portfolio’s management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Portfolio’s Class II shares as of September 30, 2016 was in the third quintile relative to its Morningstar category and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio’s non-management fee expenses on the expense ratios of the Portfolio.

Pioneer Fund VCT Portfolio: The Trustees considered that the Portfolio’s management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio’s Class I shares as of September 30, 2016 was in the third quintile relative to its Morningstar category and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio’s non-management fee expenses on the expense ratios of the Portfolio.

Pioneer High Yield VCT Portfolio: The Trustees considered that the Portfolio’s management fee as of September 30, 2016 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered the Portfolio’s relatively small asset size compared to most of the other funds in its peer groups. The Trustees considered that the expense ratio of the Portfolio’s Class I shares as of September 30, 2016 was in the fifth quintile relative to its Morningstar category and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio’s non-management fee expenses on the expense ratios of the Portfolio, noting that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in its peer groups, which results in these fees being significantly higher as a percentage of assets.

Pioneer Mid Cap Value VCT Portfolio: The Trustees considered that the Portfolio’s management fee as of September 30, 2016 was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio’s Class II shares as of September 30, 2016 was in the first quintile relative to its Morningstar category and in the first quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio’s non-management fee expenses on the expense ratios of the Portfolio.

Pioneer Real Estate Shares VCT Portfolio: In considering the Portfolio’s management fee and expense ratio, the Trustees also considered that the Adviser, not the Portfolio, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by the Adviser. The Trustees considered that the Portfolio’s management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Portfolio’s Class II shares as of September 30, 2016 was in the fifth quintile relative to its Morningstar category and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the Portfolio’s relatively small asset size compared to most of the other funds in its peer groups. The Trustees considered the impact of the Portfolio’s non-management fee expenses on the expense ratios of the Portfolio, noting that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in its peer groups, which results in these fees being significantly higher as a percentage of assets. The Trustees reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that the sub-advisory fees paid to the sub-adviser with respect to the Portfolio were within the range of the fee rates charged by the sub-adviser to its other clients.

Pioneer Select Mid Cap Growth VCT Portfolio: The Trustees considered that the Portfolio’s management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio’s Class I shares as of September 30, 2016 was in the third quintile relative to its Morningstar category and in the second quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio’s non-management fee expenses on the expense ratios of the Portfolio.

Pioneer Strategic Income VCT Portfolio: The Trustees considered that the Portfolio’s management fee as of September 30, 2016 was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered the Portfolio’s relatively small asset size compared to most of the other funds in its peer groups. The Trustees considered that the expense ratio of the Portfolio’s Class II shares as of September 30, 2016 was in the fifth quintile relative to its Morningstar category and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio’s non-management fee expenses on the expense ratios of the Portfolio, noting that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in its peer groups, which results in these fees being significantly higher as a percentage of assets. The Trustees considered that the Adviser had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Portfolio.

The Trustees reviewed management fees charged by the Adviser and PIAM to institutional and other clients, including publicly offered European funds sponsored by the Adviser’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered the Adviser’s costs in providing services to the Portfolio and the Adviser’s and PIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with the Adviser’s and PIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolios and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under both the Current Management Agreement and the New Management Agreement, the Adviser would perform additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different risks associated with the Adviser’s management of the Portfolio and the Adviser’s and PIAM’s management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to the Adviser was reasonable in relation to the nature and quality of the services to be provided by the Adviser. With respect to Pioneer Real Estate Shares VCT Portfolio, the Trustees concluded that the management fee payable by the Portfolio to the Adviser, as well as the fees payable by the Adviser to the sub-adviser, were reasonable in relation to the nature and quality of the services to be provided by the Adviser and the sub-adviser to the Portfolio.

Profitability. The Trustees considered information provided by the Adviser regarding the profitability of the Adviser with respect to the advisory services provided by the Adviser to the Portfolio, including the methodology used by the Adviser in allocating certain of its costs to the management of the Portfolio. The Trustees also considered the Adviser’s profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by the Adviser and PIAM from non-fund businesses. The Trustees considered the Adviser’s profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the Adviser’s profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale. The Trustees considered the Adviser’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by the Adviser in research and analytical capabilities and the Adviser’s commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits. The Trustees considered the other benefits that the Adviser enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the Current Management Agreement or the New Management Agreement, for services provided by the Adviser and its affiliates. The Trustees further considered the revenues and profitability of the Adviser’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to the Adviser and its affiliates from the use of “soft” commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, the Adviser will be the principal U.S. asset management business of Amundi, and that Amundi’s worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for the Adviser, PIAM and Amundi that derive from the Adviser’s relationships with the Portfolio, including Amundi’s ability to market the services of the Adviser globally. The Trustees noted that the Adviser may have access to additional research capabilities as a result of the Transaction and Amundi’s enhanced global presence that may contribute to an increase of the overall scale of the Adviser. The Trustees considered that the Adviser and the Portfolio are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by the Adviser as a result of its relationship with the Portfolio were reasonable.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for your Portfolio, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser (or any of its affiliated persons) of any amount or benefit in connection with such sale, as long as two conditions are satisfied. First, during the three-year period immediately following the sale of such interest, at least 75% of the investment company’s board of trustees must not be “interested persons” of the investment adviser within the meaning of the 1940 Act. The Portfolios’ Board currently satisfies this condition and the election of additional trustees, as proposed in Proposal 2, is not necessary to comply with this condition. Second, there may not be imposed an “unfair burden” on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

The Board of Trustees has not been advised by the Adviser of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” being imposed on the Portfolio. Moreover, Amundi has advised the

Board of Trustees that it will not take, nor cause its affiliates to take, any action that would have the effect of causing the conditions of Section 15(f) not to be met with respect to the Transaction.

Director and Principal Executive Officer of the Adviser

The name and principal occupation of the director and principal executive officer of the Adviser are as set forth below.

Lisa M. Jones

President, Chief Executive

Officer and Director

Chair, Director, CEO and President of Pioneer Investment Management USA Inc. (“PIM-USA”) (since September 2014); Chair, Director and CEO of the Adviser (since September 2014); Chair, Director and CEO of Pioneer Funds Distributor, Inc. (since September 2014); Chair, Director, CEO and President of PIAM (since September 2014); Trustee of Pioneer closed-end funds (since September 2014); and Chair, Director, CEO and President of Pioneer Investment Management Shareholder Services, Inc. (September 2014–2015); President of all of the Pioneer Funds (since September 2014)

The principal address of Ms. Jones as it relates to her duties at the Adviser is the same as that of the Adviser. No Trustee of the Portfolios, except for Kenneth J. Taubes, is a director, officer or employee of the Adviser.

Other Service Providers

Pioneer Funds Distributor, Inc. (“PFD”) serves as principal underwriter for the Portfolios. PFD is located at 60 State Street, Boston, Massachusetts 02109. PFD is currently a wholly-owned subsidiary of UniCredit and PGAM. If the Transaction is completed, PFD will become a wholly-owned subsidiary of Amundi, and will continue to act as the principal underwriter for the Portfolios pursuant to a new agreement with the Portfolios.

The Adviser also has entered into an administration agreement with each Portfolio, pursuant to which certain accounting, administration and legal services are performed by the Adviser. Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109, acted as shareholder servicing and transfer agent for the Portfolios.

Additional Information

The tables set forth in Part II, Section 5, of this Joint Proxy Statement show amounts paid to the Adviser and to affiliates of the Adviser during the most recent fiscal year by each Portfolio for the services noted therein. There were no other material payments by any Portfolio to the Adviser or any of its affiliates during that period. No other person served as manager to any Portfolio during that period.

The Adviser provides investment management services to other funds that may have investment objectives and policies similar to those of certain of the Portfolios. The table set forth in Part II, Section 6, of this Joint Proxy Statement lists such other funds advised by the Adviser, the net assets of those funds and the management fees payable by each Portfolio to the Adviser as a percentage of its average daily net assets.

Required Vote

To become effective with respect to your Portfolio, the New Management Agreement must be approved by a “1940 Act Majority Vote” of the outstanding interests in the Portfolio, as such term is defined above in “Vote Required and Manner of Voting Proxies.” Each shareholder of record that is a participating insurance company will vote Portfolio shares attributable to a Variable Contract in accordance with voting instructions received from the contract holder. If the insurance company does not receive timely instructions from a contract holder, the insurance company will vote the Portfolio shares attributable to that contract holder’s Variable Contract, as well as its own shares, in the same proportion as those shares for which the insurance company receives voting instructions.

Your Board recommends that you vote “FOR” this proposal.

PROPOSAL 2 — TO ELECT TRUSTEES

(To be voted on by shareholders of all Portfolios)

The purpose of this Proposal 2 is to elect a Board for your Portfolio. You are being asked to vote for the election of Trustees for your Portfolio. It is intended that the enclosed proxy card will be voted for all nominees (the “Nominees”) listed below unless a proxy contains specific instructions to the contrary. The Nominees’ terms of office will commence upon election by the shareholders. Each Trustee will be elected to hold office until his or her successor is elected or until his or her earlier death, retirement or removal. Currently, except as noted below, all Nominees serve on all of the Boards that oversee the Pioneer Funds. If all Nominees for each Board are elected, all Nominees will serve as Trustees of all of the Portfolios.

The Board has determined that the number of Trustees shall be fixed at the number of Trustees elected in accordance with this Joint Proxy Statement.

Each Nominee has consented to serve on the applicable Board if elected by the shareholders. If, however, before the election, any Nominee refuses or is unable to serve, proxies may be voted for a replacement Nominee, if any, designated by members of the applicable Board.

Nominees must be elected by a plurality. Being elected by a plurality means receiving the greater number of votes cast at a meeting at which a quorum is present. Since the number of Nominees equals the number of Trustees to be elected, a Nominee receiving any votes will be elected.

Reasons for Proposal to Elect Board Members

Shareholders of each Portfolio are being asked to elect two new Trustees to the Portfolios’ Board. Lisa M. Jones is not currently a Trustee of the Portfolios, but has served as the President of the Portfolios since 2014 and has served as a Trustee of the closed-end Pioneer Funds (other than Pioneer ILS Interval Fund) since 2013. Lorraine H. Monchak also is not currently a Trustee of the Portfolios, but has served as a non-voting, advisory Trustee of the Portfolios since 2014 and has served as a Trustee of the closed-end Pioneer Funds (other than Pioneer ILS Interval Fund) since 2015.

Shareholders of each Portfolio also are being asked to elect the incumbent Trustees of the Portfolios in order to provide the Board maximum flexibility to fill future vacancies on the Board or to add to the Board without further proxy solicitations. The 1940 Act generally requires trustees of registered investment companies to be elected by shareholders. However, the 1940 Act permits a vacancy to be filled without shareholder approval provided that, immediately after filling the vacancy, at least two-thirds of the trustees holding office have been elected by shareholders. The 1940 Act requires a fund to hold a meeting of shareholders to fill any vacancies on the Board if at any time less than a majority of the trustees holding office have been elected by shareholders. Two of the incumbent Trustees, Mr. Ricciardi and Mr. Taubes, have become Trustees of the Portfolios without a shareholder vote.

Nominees

The Nominees, their ages, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds in the Pioneer Fund complex (the “Fund Complex”) the Nominees will oversee if elected, and any other board memberships they have held during at least the past five years are set forth in the table below. The mailing address of each Nominee is 60 State Street, Boston, Massachusetts 02109. Each Nominee was recommended for nomination by the Nominating Committee of the Boards and by the Independent Trustees. Each of the Nominees other than Lisa M. Jones and Kenneth J. Taubes is or will be considered an “Independent Trustee.” Each of Ms. Jones and Mr. Taubes is or will be an “interested person” under the 1940 Act by virtue of their position(s) with the Portfolios’ investment adviser and certain of its affiliates, as described in the table below. If elected, Mr. Perna will continue to serve as Chairman of the Board and Trustee and Ms. Jones will continue to serve as President, and will serve as Trustee, of each Portfolio.

Name, Age and Position Held With the Portfolio	Length of Service	Principal Occupation During At Least the Past 5 Years	Number of Funds in Fund Complex to be Overseen	Other Directorships Held by Trustee
Independent Trustees:
Thomas J. Perna (66) Chairman of the Board and Trustee Nominee	Trustee since 2006	Private investor (2004–2008 and 2013–present); Chairman (2008–2013) and Chief Executive Officer (2008–2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986–2004)	46	Director, Broadridge Financial Solutions, Inc. (investor communications and securities processing provider for financial services industry) (2009–present); Director, Quadriserv, Inc. (2005–2013); Commissioner, New Jersey State Civil Service Commission (2011–2015)
David R. Bock (72) Trustee Nominee	Trustee since 2005	Managing Partner, Federal City Capital Advisors (corporate advisory services company) (1997–2004 and 2008–present); Interim Chief Executive Officer, Oxford Analytica, Inc. (privately held research and consulting company) (2010); Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004–2007); Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-based mortgage trading company) (2000–2002); Private Consultant (1995–1997); Managing Director, Lehman Brothers (1992–1995); Executive, The World Bank (1979–1992)	46	Director of New York Mortgage Trust (publicly-traded mortgage REIT) (2004–2009, 2012–present); Director of The Swiss Helvetia Fund, Inc. (closed-end fund) (2010–present); Director of Oxford Analytica, Inc. (2008–present); Director of Enterprise Community Investment, Inc. (privately-held affordable housing finance company) (1985–2010)
Benjamin M. Friedman (72) Trustee Nominee	Trustee since 2008	William Joseph Maier Professor of Political Economy, Harvard University (1972–present)	46	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989–2008)
Margaret B.W. Graham (69) Trustee Nominee	Trustee since 2000	Founding Director, Vice-President and Corporate Secretary, The Winthrop Group, Inc. (consulting firm) (1982–present); Desautels Faculty of Management, McGill University (1999–present); and Manager of Research Operations and Organizational Learning, Xerox PARC, Xerox’s advance research center (1990–1994)	46	None

Name, Age and Position Held With the Portfolio	Length of Service	Principal Occupation During At Least the Past 5 Years	Number of Funds in Fund Complex to be Overseen	Other Directorships Held by Trustee
Lorraine H. Monchak (60) Nominee	N/A	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001–present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993–2001); Vice President Corporate Finance and Treasury Group, Citibank, N.A. (1980–1986 and 1990–1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988–1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987–1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986–1987)	46	None
Marguerite A. Piret (68) Trustee Nominee	Trustee since 1995	President and Chief Executive Officer, Newbury Piret Company (investment banking firm) (1981–present)	46	Director of New America High Income Fund, Inc. (closed-end investment company) (2004–present); Member, Board of Governors, Investment Company Institute (2000–2006)
Fred J. Ricciardi (69) Trustee Nominee	Trustee since 2014	Consultant (investment company services) (2012–present); Executive Vice President, BNY Mellon (financial and investment company services) (1969–2012); Director, BNY International Financing Corp. (financial services) (2002–2012); Director, Mellon Overseas Investment Corp. (financial services) (2009–2012)	46	None

Name, Age and Position Held With the Portfolio	Term of Office and Length of Service	Principal Occupation	Number of Funds in Fund Complex to be Overseen	Other Directorships Held by Trustee
Interested Trustees:
Lisa M. Jones (54)* President and Chief Executive Officer Nominee	N/A	Chair, Director, CEO and President of PIM-USA (since September 2014); Chair, Director and CEO of the Adviser (since September 2014); Chair, Director and CEO of PFD (since September 2014); Chair, Director, CEO and President of PIAM (since September 2014); and Chair, Director, CEO and President of Pioneer Investment Management Shareholder Services, Inc. (September 2014–2015); President of all of the Pioneer Funds (since September 2014); Managing Director, Morgan Stanley Investment Management (2010–2013); Director of Institutional Business, CEO of International, Eaton Vance Management (2005–2010)	46	None
Kenneth J. Taubes (58)* Trustee Nominee	Trustee since 2014	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of PIM-USA; Executive Vice President and Chief Investment Officer, U.S. of the Adviser (since 2008); Executive Vice President of PIAM (since 2009); Portfolio Manager of the Adviser (since 1999)	46	None

*	Ms. Jones and Mr. Taubes are Interested Trustees or Nominees because they are officers or directors of each fund’s investment adviser and certain of its affiliates.

Compensation of the Trustees

Compensation paid to the Trustees during the most recent fiscal year ended December 31, 2016 is set forth in Part II, Section 2 of this Joint Proxy Statement.

Equity Securities Owned by the Nominees

The amounts of equity securities beneficially owned by the Nominees as of December 31, 2016, in the Portfolios that they will oversee and in all the funds in the Fund Complex are set forth in Part II, Section 3, of this Joint Proxy Statement. None of the Independent Trustees or their immediate family members had any interest in the investment adviser, subadviser(s) or distributor of any Portfolio, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Independent Trustee.

As of December 31, 2016, the Trustees and officers of each Portfolio owned beneficially in the aggregate less than 1% of the outstanding shares of each Portfolio.

During the two most recent fiscal years ended December 31, 2016 and December 31, 2015, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any Portfolio, the Portfolio’s Adviser or distributor, any affiliate of the Adviser or distributor, or any officer of any of them of the other funds in the Fund Complex.

Other Information

Attendance of Trustees at Annual Meeting. The Portfolios do not have a policy with regard to attendance of Trustees at annual meetings. No annual meeting for any Portfolio was held during the most recent fiscal year ended December 31, 2016.

Board Meetings. During 2016, each Board met 6 times. Each Trustee attended at least 75% of the meetings of each Board and of each committee of each Board on which the Trustee served.

Responsibilities of the Board of Trustees

The Board of Trustees is responsible for overseeing each Portfolio’s management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute at least 75% of the Board.

The Trustees and Trustee Nominees were selected to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an “interested person” as defined under the 1940 Act; and, as to each of Ms. Jones and Mr. Taubes, her or his association with the Adviser. Each Independent Trustee also was selected to join the Board based on the criteria and principles set forth in the Nominating Committee Charter. In addition to individual attributes, the value of diversity is considered. In evaluating a Trustee’s prospective service on the Board, the Trustee’s experience in, and ongoing contributions toward, overseeing the Portfolio’s business as a Trustee also are considered. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Bock, accounting, financial, business and public company experience as a chief financial officer and an executive officer and experience as a board member of other organizations; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Ms. Graham, academic leadership, experience in business, finance and management consulting; Ms. Monchak, investment, financial, and business experience, including as the chief investment officer of a pension fund; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Ms. Piret, accounting, financial and entrepreneurial experience as an executive, valuation experience and investment company board experience; Mr. Ricciardi, financial, business and investment company experience as an executive officer of a financial and investment company services organization, and experience as a board member of offshore investment companies and other organizations; Mr. Taubes, portfolio management experience and leadership roles with the Adviser; and Ms. Jones, investment management experience as an executive and leadership roles with the Adviser and its affiliates. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Portfolios.

Each Portfolio’s Agreement and Declaration of Trust provides that the appointment, designation (including in any proxy or registration statement or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.

Board Committees

Each Board of Trustees has five standing committees : the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.

During 2016, the Independent Trustees Committee, Audit Committee, Governance and Nominating Committee, the Policy Administration Committee and the Valuation Committee of each Portfolio held 8, 5, 2, 5 and 5 meetings, respectively.

The Chairs of the committees work with the Chairman of the Board and Portfolio management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from Portfolio management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the Portfolios, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and delegation to the committees of specified oversight responsibilities, help the Board more effectively to provide governance and oversight of the Portfolios’ affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee and the Valuation Committee, of each of which he is a non-voting, ex-officio member.

Independent Trustees Committee: David R. Bock, Benjamin M. Friedman, Margaret B.W. Graham, Lorraine H. Monchak, Thomas J. Perna (Chair), Marguerite A. Piret and Fred J. Ricciardi.

The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of each Portfolio’s advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.

Audit Committee: David R. Bock (Chair), Benjamin M. Friedman, Lorraine H. Monchak and Marguerite A. Piret.

Each Board has adopted a charter for its Audit Committee. The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of each Portfolio, oversees the quality and integrity of each Portfolio’s financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of each Portfolio’s independent registered public accounting firm, reviews and evaluates the accounting firm’s qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Portfolio by the Portfolio’s accounting firm and all permissible non-audit services provided by each Portfolio’s accounting firm to the Adviser and any affiliated service providers of the Portfolio if the engagement relates directly to the Portfolio’s operations and financial reporting.

Governance and Nominating Committee: Margaret B.W. Graham (Chair), Thomas J, Perna and Fred J. Ricciardi.

All members of the Governance and Nominating Committee are Independent Trustees. The Board of each Portfolio has adopted a written charter for the Governance and Nominating Committee, which is available on the Adviser’s website: http://us.pioneerinvestments.com. You also can obtain a copy by sending a written request to your Portfolio at the address listed on this proxy statement.

The Governance and Nominating Committee considers governance matters affecting the Board and each Portfolio. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Trustees’ compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.

In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience and expertise for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee’s procedure, if any, regarding candidates submitted by shareholders. The Trustees who are not Independent Trustees and the officers of each Portfolio are nominated and selected by the Board.

The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen and ability to exercise sound judgment in matters that relate to the objectives of the Portfolio and whether the person is willing and able to contribute positively to the decision-making process of the Portfolio; (iii) the nominee’s commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the Portfolio and the responsibilities of a trustee of an investment company; (iv) the nominee’s ability to understand the sometimes conflicting interests of the various constituencies of the Portfolio and to act in the interests of all shareholders; (v) the absence of a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee; and (vi) the value of diversity on the Board. The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees’ oversight of each Portfolio’s affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.

The Governance and Nominating Committee does not have a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of the value of diversity on the Board in reviewing potential nominees for Independent Trustee. However, as noted above, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees in the context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Portfolios. In addition, the Governance and Nominating Committee Charter provides that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

As long as an existing Independent Trustee continues, in the opinion of the other Independent Trustees, to satisfy these criteria and continues to make positive contributions to the Board, each Portfolio anticipates that Independent Trustees of the Portfolio would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Governance and Nominating Committee will evaluate the qualifications of nominees recommended by shareholders to serve as Trustee, the Independent Trustees might act upon the Governance and Nominating Committee’s evaluation only if there is a vacancy on the Board. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance and Nominating Committee will, in addition to any shareholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Trustees or management. While it has not done so in the past, the Governance and Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Agreement and Declaration of Trust and By laws of the Portfolio to be considered by the Governance and Nominating Committee. In evaluating a nominee recommended by a shareholder, the Governance and Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of nominees, the candidate’s name will be placed on the Portfolio’s proxy card. If the Governance and Nominating Committee, the Independent Trustees or the Board determines not to include such candidate among the Board’s designated nominees and the shareholder has satisfied the requirements of Rule 14a-8 under the Exchange Act, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate.

The Governance and Nominating Committee initiated the recommendation of each of the non-interested nominees to serve as an Independent Trustee.

With respect to the re-nomination of an existing Independent Trustee, the Governance and Nominating Committee and the Independent Trustees Committee use the criteria and the principles set forth above, as revised from time to time, to guide the selection process.

The Governance and Nominating Committee followed its standard practices in identifying and recommending the Nominees. The Governance and Nominating Committee considered the experience and capabilities of the current Board members as a group, in order to identify a skill set and other characteristics that would be most complementary in a new Board member. The Governance and Nominating Committee then recommended to the Independent Trustees Committee that the Independent Trustee Nominees be nominated to serve as Board members, and the Independent Trustees Committee, based on the recommendation of the Governance and Nominating Committee, nominated the Independent Trustee Nominees to serve as Board members.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the Secretary of the Portfolio at the address on the notice of this Meeting. The Secretary may determine not to forward any communication to members of the Board that does not relate to the business of a Portfolio.

Valuation Committee: David R. Bock, Benjamin M. Friedman, Lorraine H. Monchak and Marguerite A. Piret (Chair).

The Valuation Committee, among other things, determines with the Adviser the value of securities under certain circumstances and considers other matters with respect to the valuation of securities, in each case in accordance with each Portfolio’s valuation procedures.

Policy Administration Committee: Thomas J. Perna (Chair), Margaret B.W. Graham (Chair) and Fred J. Ricciardi.

The Policy Administration Committee, among other things, oversees and monitors each Portfolio’s compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the Portfolio’s internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the Portfolios’ policies and procedures.

Oversight of Risk Management

Consistent with its responsibility for oversight of each Portfolio in the interests of shareholders, the Board of Trustees oversees risk management of each Portfolio’s investment management and business operations. In performing this oversight function, the Board considers various risks and risk management practices relating to the Portfolios. The Board has delegated certain aspects of its risk oversight responsibilities to the committees.

Each Portfolio faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Portfolio.

Most of the Portfolios’ investment management and business operations are carried out by or through the Adviser, its affiliates, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from each Portfolio’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

Under the overall supervision of the Board or the applicable committee of the Board, each Portfolio, or the Adviser and the affiliates of the Adviser or other service providers to each Portfolio employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Portfolios’ and the Adviser’s chief compliance officer and the Adviser’s chief risk officer and director of internal audit, as well as various personnel of the Adviser, and the other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management, and the applicable committee of the Board reviews Financial Intermediary Controls and Compliance Assessment (FICCA) reports if available. The reports received by the Trustees related to risks typically are summaries of relevant information.

The Trustees recognize that not all risks that may affect a Portfolio can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Portfolio’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Portfolios or the Adviser and its affiliates or other service providers. As a result of the foregoing and other factors, each Portfolio’s ability to manage risk is subject to substantial limitations.

In addition, it is important to note that each Portfolio is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Other Executive Officers

In addition to Ms. Jones, who serves as President of each Portfolio, the following table provides information with respect to the other executive officers of the Portfolios, including their ages, their positions held with the Portfolios and their principal occupations during the past five years (their titles may have varied during that period). Each executive officer is elected by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The mailing address of all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

Name, age and position with each Portfolio	Principal occupation(s)
Christopher J. Kelley (52) Secretary and Chief Legal Officer	Vice President and Associate General Counsel of the Adviser since January 2008 and Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010 (Assistant Secretary from September 2003 to May 2010); Vice President and Senior Counsel of the Adviser from July 2002 to December 2007
Carol B. Hannigan (55) Assistant Secretary	Fund Governance Director of the Adviser since December 2006 and Assistant Secretary of all the Pioneer Funds since June 2010; Manager — Fund Governance of the Adviser from December 2003 to November 2006; Senior Paralegal of the Adviser from January 2000 to November 2003
Thomas Reyes (54) Assistant Secretary	Senior Counsel of the Adviser since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of the Adviser from June 2007 to May 2013; Vice President and Counsel at State Street Bank from October 2004 to June 2007
Mark E. Bradley (56) Treasurer and Chief Financial and Accounting Officer	Vice President — Fund Treasury of the Adviser; and Treasurer of all of the Pioneer Funds since March 2008; Deputy Treasurer of the Adviser from March 2004 to February 2008; Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008
Luis I. Presutti (51) Assistant Treasurer	Director — Fund Treasury of the Adviser; and Assistant Treasurer of all of the Pioneer Funds
Gary Sullivan (58) Assistant Treasurer	Fund Accounting Manager — Fund Treasury of the Adviser; and Assistant Treasurer of all of the Pioneer Funds
David F. Johnson (36) Assistant Treasurer	Fund Administration Manager — Fund Treasury since November 2008; Assistant Treasurer of all of the Pioneer Funds since January 2009; and Client Service Manager — Institutional Investor Services at State Street Bank from March 2003 to March 2007
Jean M. Bradley (64) Chief Compliance Officer	Chief Compliance Officer of the Adviser and of all the Pioneer Funds since March 2010; Director of Adviser and Portfolio Compliance at the Adviser since October 2005; Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to October 2005
Kelly O’Donnell (45) Anti-Money Laundering Officer	Director — Transfer Agency Compliance of the Adviser and Anti-Money Laundering Officer of all the Pioneer Funds since 2006

Except for the chief compliance officer, none of the officers receives compensation from the Portfolios, although officers may be reimbursed for reasonable travel expenses for attending meetings of the Board. The Portfolios pay a portion of the chief compliance officer’s compensation for her services as the Portfolios’ chief compliance officer. The Adviser pays the remaining portion of the chief compliance officer’s compensation.

Required Vote

Proposal 2, the election of the Nominees, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. The shareholders of all Portfolios will vote together as a single class.

Each shareholder of record that is a participating insurance company will vote Portfolio shares attributable to a Variable Contract in accordance with voting instructions received from the contract holder. If the insurance company does not receive timely instructions from a contract holder, the insurance company will vote the Portfolio shares attributable to that contract holder’s Variable Contract, as well as its own shares, in the same proportion as those shares for which the insurance company receives voting instructions.

Your Board recommends that you vote “FOR” the election of each of the Nominees.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Portfolio.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Portfolios, 60 State Street, Boston, Massachusetts 02109, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly providing voting instructions by telephone or over the Internet.

/s/ Christopher J. Kelley

Christopher J. Kelley

Secretary

March 20, 2017

PART II — ADDITIONAL INFORMATION

SECTION 1

PORTFOLIOS’ ASSETS UNDER MANAGEMENT

Portfolio	Net Assets (as of end of Portfolio’s last fiscal year) ($)
Pioneer Bond VCT Portfolio	143,926,630
Pioneer Emerging Markets VCT Portfolio	24,699,001
Pioneer Equity Income VCT Portfolio	361,931,870
Pioneer Fund VCT Portfolio	136,954,862
Pioneer High Yield VCT Portfolio	60,481,790
Pioneer Mid Cap Value VCT Portfolio	362,951,574
Pioneer Real Estate Shares VCT Portfolio	37,108,866
Pioneer Select Mid Cap Growth VCT Portfolio	109,926,480
Pioneer Strategic Income VCT Portfolio	44,909,829

SECTION 2

COMPENSATION OF TRUSTEES

The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The compensation paid to the Trustees is then allocated among the Portfolios as follows:

•	each Portfolio with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

•	the remaining compensation of the Independent Trustees is allocated to each Portfolio with assets greater than $250 million based on the Portfolio’s net assets.

•	the Interested Trustees receive an annual fee of $500 from each Portfolio, except in the case of Portfolios with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. The Adviser reimburses these Portfolios for the fees paid to the Interested Trustees.

Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer’s compensation for her services as the Portfolio’s chief compliance officer. The Adviser pays the remaining portion of the chief compliance officer’s compensation.

The following table shows compensation paid to the Trustees by each Portfolio and by all funds in the Fund Complex during the most recent fiscal year ended December 31, 2016.

Portfolio	David R. Bock	Benjamin M. Friedman	Margaret B.W. Graham	Lisa M. Jones	Lorraine H. Monchak*	Thomas J. Perna	Marguerite A. Piret	Fred J. Ricciardi	Kenneth J. Taubes
Pioneer Bond VCT Portfolio	$1,000.00	$1,000.00	$1,000.00	$0.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$0.00
Pioneer Emerging Markets VCT Portfolio	$1,000.00	$1,000.00	$1,000.00	$0.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$0.00
Pioneer Equity Income VCT Portfolio	$1,267.49	$1,266.53	$1,227.70	$0.00	$1,231.03	$1,323.55	$1,278.63	$1,206.88	$0.00
Pioneer Fund VCT Portfolio	$1,000.00	$1,000.00	$1,000.00	$0.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$0.00
Pioneer High Yield VCT Portfolio	$1,000.00	$1,000.00	$1,000.00	$0.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$0.00
Pioneer Mid Cap Value VCT Portfolio	$1,602.53	$1,600.34	$1,515.38	$0.00	$1,519.30	$1,729.96	$1,609.88	$1,465.70	$0.00
Pioneer Real Estate Shares VCT Portfolio	$1,000.00	$1,000.00	$1,000.00	$0.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$0.00
Pioneer Select Mid Cap Growth VCT Portfolio	$1,000.00	$1,000.00	$1,000.00	$0.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$0.00
Pioneer Strategic Income VCT Portfolio	$1,000.00	$1,000.00	$1,000.00	$0.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$0.00
Total Compensation from Fund Complex	$253,250.00	$252,500.00	$223,500.00	$0.00	$224,750.00	$296,750.00	$243,250.00	$206,500.00	$0.00
Number of Funds Overseen by Trustee	49	49	49	5	49	49	49	49	49

*	Ms. Monchak is a non-voting Advisory Trustee.

SECTION 3

EQUITY SECURITIES OWNED BY NOMINEES

The following table shows the amount of securities owned by the Nominees in the Portfolios that they oversee or are nominated to oversee as of December 31, 2016. Please note that the table does not include the amount of equity securities owned by the Nominees in Portfolios that they do not oversee or are not nominated to oversee.

Name of Trustee/Nominee	Portfolio Name (Dollar Range of Equity Securities in Portfolio)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Nominee in Fund Complex
David R. Bock	None	Over $100,000
Benjamin M. Friedman	None	Over $100,000
Margaret B.W. Graham	None	Over $100,000
Lisa M. Jones	None	Over $100,000
Lorraine H. Monchak	None	Over $100,000
Thomas J. Perna	None	Over $100,000
Marguerite A. Piret	None	Over $100,000
Fred J. Ricciardi	None	Over $100,000
Kenneth J. Taubes	None	Over $100,000

SECTION 4

INFORMATION REGARDING CURRENT MANAGEMENT AGREEMENTS (DATES, APPROVALS, FEES)

The following table sets forth, with respect to each Portfolio’s Current Management Agreement, the date of the agreement, the date the agreement was last approved by the shareholders and the Board, and the fees payable to the Adviser.

Portfolio	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Board	Fees (calculated as a percent per annum of the Portfolio’s average daily net assets)
Pioneer Bond VCT Portfolio	7/1/08, as amended as of 11/12/13 (and as amended as of 7/1/14 to reflect reduction in management fee)	5/13/08	9/13/16	0.40%
Pioneer Emerging Markets VCT Portfolio	7/1/08, as amended as of 11/12/13 (and as amended as of 12/1/13 to reflect reduction in management fee)	5/13/08	9/13/16	1.10%
Pioneer Equity Income VCT Portfolio	7/1/08, as amended as of 11/12/13 (and as amended as of 1/1/10 to reflect reduction in management fee)	5/13/08	9/13/16	0.65% up to $1 Billion; 0.60% over $1 Billion
Pioneer Fund VCT Portfolio	7/1/08, as amended as of 11/12/13	5/13/08	9/13/16	0.65%
Pioneer High Yield VCT Portfolio	7/1/08, as amended as of 11/12/13 (and as amended as of 1/1/10 to reflect reduction in management fee)	5/13/08	9/13/16	0.65% up to $1 Billion; 0.60% over $1 Billion
Pioneer Mid Cap Value VCT Portfolio	7/1/08, as amended as of 11/12/13	5/13/08	9/13/16	0.65%
Pioneer Real Estate Shares VCT Portfolio	7/1/08, as amended as of 11/12/13 (and as amended as of 1/1/10 to reflect reduction in management fee)	5/13/08	9/13/16	0.80% up to $500 Million; 0.75% over $500 Million
Pioneer Select Mid Cap Growth VCT Portfolio	7/1/08, as amended as of 11/12/13	5/13/08	9/13/16	0.74%
Pioneer Strategic Income VCT Portfolio	7/1/08, as amended as of 11/12/13	5/13/08	9/13/16	0.65%

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) for the classes of the Portfolios set forth below. Such expense limit arrangements will remain in effect following the completion of the Transaction through the dates set forth below. There can be no assurance that the Adviser will extend the expense limitations beyond such times. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Board of Trustees.

Portfolio	Class	Expense Limit	Expiration Date
Pioneer Bond VCT Portfolio	Class I	0.62%	5/1/18
Pioneer Strategic Income VCT Portfolio	Class I	0.75%	5/1/18
	Class II	1.00%	5/1/18

SECTION 5

AMOUNTS PAID TO THE ADVISER AND AFFILIATES

The following table indicates amounts paid by each Portfolio to the Adviser or affiliates of the Adviser during the fiscal year ended December 31, 2016. No Portfolio paid commissions to an affiliated broker for the Portfolio’s most recently completed fiscal year.

Portfolio	Gross Management Fees ($)	Net Management Fees ($)*	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)
Pioneer Bond VCT Portfolio	427,870	363,343	48,798	207,922	0
Pioneer Emerging Markets VCT Portfolio	286,604	286,604	21,870	34,876	0
Pioneer Equity Income VCT Portfolio	1,909,806	1,909,806	102,416	508,919	0
Pioneer Fund VCT Portfolio	891,036	891,036	55,404	37,915	0
Pioneer High Yield VCT Portfolio	378,448	378,448	34,014	34,516	0
Pioneer Mid Cap Value VCT Portfolio	2,215,799	2,215,799	116,885	685,952	0
Pioneer Real Estate Shares VCT Portfolio	321,949	321,949	26,154	76,008	0
Pioneer Select Mid Cap Growth VCT Portfolio	827,961	827,961	42,324	0	0
Pioneer Strategic Income VCT Portfolio	282,151	282,151	29,312	84,047	0

*	Amounts shown under Net Management Fees reflect the effect of contractual expense limitations for certain Funds.

SECTION 6

OTHER FUNDS ADVISED BY THE ADVISER

The following table lists certain information regarding funds for which the Adviser provides investment advisory services, other than the Portfolios that are addressed in this Joint Proxy Statement.

Fund	Net Assets (as of end of fund’s last fiscal year) ($)	Management Fee (as a percentage of average daily net assets) (%)
FUNDS FOR WHICH THE ADVISER ACTS AS INVESTMENT ADVISER
Pioneer Bond Fund	3,945,127,270	0.40%*
Pioneer Emerging Markets Fund	100,900,823	1.10% up to $1 Billion and 1.05% over $1 Billion*
Pioneer Equity Income Fund	1,715,827,408	0.60% up to $10 Billion; 0.575% over $10 Billion
Pioneer Fund	4,699,532,705	0.60% up to $7.5 Billion; 0.575% of next $2.5 Billion; 0.55% over $10 Billion; Maximum performance adjustment is +/- 0.10% over performance period
Pioneer High Yield Fund	1,100,234,775	0.70% up to $500 Million;
0.65% of next $500 Million;
0.60% of next $4 Billion;
0.55% of next $1 Billion;
0.50% of next $1 Billion;
0.45% of next $1 Billion;
0.40% of next $1 Billion;
0.35% of next $1 Billion;
		0.30% over $10 Billion
Pioneer Solutions - Balanced Fund	186,172,860	0.13% up to $2.5 Billion; 0.11% over $2.5 Billion up to $4 Billion; 0.10% over $4 Billion up to $5.5 Billion; 0.08% over $5.5 Billion*
Pioneer Solutions - Conservative Fund	64,185,865	0.13% up to $2.5 Billion; 0.11% over $2.5 Billion up to $4 Billion; 0.10% over $4 Billion up to $5.5 Billion; 0.08% over $5.5 Billion*
Pioneer Solutions - Growth Fund	319,908,359	0.13% up to $2.5 Billion; 0.11% over $2.5 Billion up to $4 Billion; 0.10% over $4 Billion up to $5.5 Billion; 0.08% over $5.5 Billion*

Fund	Net Assets (as of end of fund’s last fiscal year) ($)	Management Fee (as a percentage of average daily net assets) (%)
Pioneer Mid Cap Value Fund	904,711,093	0.70% up to $500 Million; 0.65% of next $500 Million; 0.625% of the next $3 Billion; 0.60% over $4 Billion. Maximum performance adjustment of +/-0.10% over performance period
Pioneer U.S. Government Money Market Fund	314,845,422	0.35% up to $1 Billion; 0.30% over $1 Billion
Pioneer Real Estate Shares	144,978,112	0.80% up to $1 Billion; 0.75% over $1 Billion
Pioneer AMT-Free Municipal Fund	1,127,496,176	0.50% up to $250 Million; 0.45% of the next $500 Million; 0.40% over $750 Million*
Pioneer Select Mid Cap Growth Fund	1,284,257,250	0.625% up to $500 Million, 0.60% of the next $500 Million; 0.575% over $1 Billion
Pioneer Disciplined Value Fund	558,711,373	0.65% up to $1 Billion; 0.60% of the next $2 Billion; 0.55% of the next $4.5 Billion; and 0.525% over $7.5 Billion*
Pioneer Classic Balanced Fund	291,485,911	0.65% up to $1 Billion, 0.60% of the next $4 Billion; 0.55% over $5 Billion*
Pioneer Multi-Asset Income Fund	746,992,542	0.50% up to $1 Billion; 0.45% over $1 Billion*
Pioneer Global Equity Fund	160,737,971	0.75% up to $500 Million; 0.70% of the next $500 Million; 0.65% over $1 Billion*
Pioneer High Income Municipal Fund	650,100,297	0.50% up to $500 Million; 0.475% of the next $500 Million; 0.45% over $1 Billion*
Pioneer Floating Rate Fund	733,821,880	0.60% up to $500 Million; 0.55% over $500 Million*
Pioneer Flexible Opportunities Fund	691,223,154	0.70%*
Pioneer Global High Yield Fund	665,163,505	0.70% up to $500 Million; 0.65% of the next $500 Million; 0.60% of the next $500 Million; 0.55% of the next $500 Million; 0.45% over $2 Billion
Pioneer Global Multisector Income Fund	28,716,355	0.50%*
Pioneer International Equity Fund	150,120,313	0.85% up to $500 Million; 0.75% over $500 Million*
Pioneer Dynamic Credit Fund	295,252,742	0.70% up to $1 Billion; 0.65% over $1 Billion*
Pioneer Fundamental Growth Fund	3,561,935,404	0.65% up to $1 Billion and 0.60% over $1 Billion*

Fund	Net Assets (as of end of fund’s last fiscal year) ($)	Management Fee (as a percentage of average daily net assets) (%)
Pioneer Multi-Asset Ultrashort Income Fund	2,631,168,181	0.35% up to $1 Billion; 0.30% over $1 Billion
Pioneer Core Equity Fund	1,494,138,895	0.50%
Pioneer Disciplined Growth Fund	1,057,232,601	0.65% up to $1 Billion; 0.60% of the next $4 Billion; and 0.55% over $5 Billion
Pioneer Short Term Income Fund	575,020,572	0.35% up to $1 Billion; 0.30% over $1 Billion
Pioneer Strategic Income Fund	6,215,673,709	0.60% up to $1 Billion; 0.55% of next $9 Billion; 0.50% over $10 Billion
Pioneer U.S. Corporate High Yield Fund**		0.60% up to $1 Billion; 0.55% over $1 Billion*
Pioneer ILS Interval Fund	161,667,394	1.75%*
Pioneer Diversified High Income Trust	138,569,737	0.85%***
Pioneer Floating Rate Trust	309,308,487	0.70%***
Pioneer High Income Trust	271,899,835	0.60%***
Pioneer Municipal High Income Advantage Trust	299,017,660	0.60%***
Pioneer Municipal High Income Trust	307,026,620	0.60%***
FUNDS FOR WHICH THE ADVISER ACTS AS INVESTMENT SUB-ADVISER
Great-West Multi-Manager Large Cap Growth Fund	391,931,895	0.300% up to $500 Million; 0.240% of the next $500 Million; 0.225% over $1 Billion
VY Pioneer High Yield Portfolio	103,710,247	0.300% up to $500 Million; 0.250% over $500 Million

*	The Adviser contractually has agreed to cap total expenses under this management agreement.
**	Pioneer U.S. Corporate High Yield Fund commenced operations on January 1, 2017.
***	Management fee is calculated as a percentage of the Fund’s average daily managed assets.

SECTION 7

5% SHARE OWNERSHIP AND NUMBER OF SHARES OUTSTANDING

As of February 28, 2017, to the best knowledge of each Portfolio, the following persons owned of record the amounts indicated of the shares of the class of the Portfolio indicated. The table also lists, as of February 28, 2017, the total number of shares outstanding for each class of each Portfolio.

Portfolio	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
Pioneer Bond VCT Portfolio	I	AMERICAN UNITED LIFE AUL INDIVIDUAL UNIT TRUST SEPARATE ACCOUNT B	ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	29.82%	1,317,245.347	4,416,769.145
	I	SYMETRA LIFE INSURANCE COMPANY	777 108TH AVE NE STE 1200 BELLEVUE WA 98004-5135	24.39%	1,077,334.746
	I	ALLMERICA FINANCIAL LIFE INSURANCE & ANNUITY CO	1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	15.60%	689,041.820
	I	NATIONWIDE LIFE INSURANCE COMPANY NWPP	C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	13.20%	583,190.237
	I	AMERICAN UNITED LIFE AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST SEPARATE ACCOUNT	ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	8.19%	361,516.111
	I	AMERICAN UNITED LIFE AUL INDIVIDUAL UNIT TRUST SEPARATE ACCOUNT	ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	5.83%	257,546.493
	II	GUARDIAN INSURANCE & ANNUITY CO INC (PRODUCT B 2012. FUND# 4B4)	3900 BURGESS PL BETHLEHEM PA 18017-9097	39.19%	3,656,648.617	9,331,518.601
	II	MIDLAND NATIONAL LIFE INSURANCE CO SEPARATE ACCOUNT C	4350 WESTOWN PKWY WDM IA 50266-1036	29.18%	2,722,939.423
	II	GUARDIAN INSURANCE & ANNUITY CO INC (B)	INDIV MARKETS PRODUCT FINANCE-NRO 6255 STERNERS WAY BETHLEHEM PA 18017-8993	16.71%	1,559,488.379
	II	JEFFERSON NATIONAL LIFE INS CO	ATTN SEPARATE ACCOUNTS 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223-6175	11.50%	1,073,012.925
Pioneer Emerging Markets VCT Portfolio	I	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY	ING FUND OPERATIONS CONVEYOR TN41 ONE ORANGE WAY B3N WINDSOR CT 06095-4773	71.68%	510,179.519	711,756.488
	I	ALLMERICA FINANCIAL LIFE INSURANCE & ANNUITY CO	1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	19.71%	140,295.647
	II	ALLMERICA FINANCIAL LIFE INSURANCE & ANNUITY CO	1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	34.39%	289,812.790	842,715.808

Portfolio	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	II	SYMETRA LIFE INSURANCE COMPANY	777 108TH AVE NE STE 1200 BELLEVUE WA 98004-5135	22.84%	192,463.048
	II	TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY MERRILL LYNCH LIFE VARIABLE ANNUIT SEPARATE ACCOUNT A	4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS IA 52499-0001	19.13%	161,229.690
	II	JEFFERSON NATIONAL LIFE INS CO	ATTN SEPARATE ACCOUNTS 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223-6175	11.13%	93,798.766
	II	ALLMERICA FINANCIAL LIFE INSURANCE & ANNUITY CO	1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	5.49%	46,254.501
Pioneer Equity Income VCT Portfolio	I	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY	ING FUND OPERATIONS CONVEYOR TN41 ONE ORANGE WAY B3N WINDSOR CT 06095-4773	48.71%	1,999,975.662	4,105,925.475
	I	ALLMERICA FINANCIAL LIFE INSURANCE & ANNUITY CO	1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	22.20%	911,687.857
	I	AMERICAN UNITED LIFE AUL INDIVIDUAL UNIT TRUST SEPARATE ACCOUNT B	ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	13.94%	572,402.466
	I	AMERICAN UNITED LIFE AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST SEPARATE ACCOUNT	ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	6.29%	258,398.938
	II	GUARDIAN INSURANCE & ANNUITY CO. INC S/A R B-SHARE 2012 GUARDIAN FUND 4B1	INDIV MARKETS PRODUCT FINANCE-NRO 6255 STERNERS WAY BETHLEHEM PA 18017-8993	69.86%	4,913,647.492	7,033,587.440
	II	GUARDIAN INSURANCE & ANNUITY CO. INC S/A R L-SHARE 2012 GUARDIAN FUND 4L1	INDIV MARKETS PRODUCT FINANCE-NRO 6255 STERNERS WAY BETHLEHEM PA 18017-8993	14.25%	1,001,957.268
	II	SYMETRA LIFE INSURANCE COMPANY	777 108TH AVE NE STE 1200 BELLEVUE WA 98004-5135	6.37%	448,200.708
Pioneer Fund VCT Portfolio	I	SYMETRA LIFE INSURANCE COMPANY	777 108TH AVE NE STE 1200 BELLEVUE WA 98004-5135	60.91%	4,091,128.309	6,716,543.752
	I	ALLMERICA FINANCIAL LIFE INSURANCE & ANNUITY CO	1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	21.30%	1,430,718.414
	I	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY	ING FUND OPERATIONS CONVEYOR TN41 ONE ORANGE WAY B3N WINDSOR CT 06095-4773	5.70%	383,135.022
	II	HARTFORD LIFE INSURANCE COMPANY	SEPARATE ACCOUNT ATTN: UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	59.82%	489,838.931	818,788.201

Portfolio	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
	II	ALLMERICA FINANCIAL LIFE INSURANCE & ANNUITY CO	1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	15.00%	122,839.635
	II	UNITED OF OMAHA LIFE INS CO	ATTN: PRODUCT ACCT ING & REPORTING 11TH FLOOR MUTUAL OF OMAHA PLAZA OMAHA NE 68175-0001	6.40%	52,387.456
	II	TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY MERRILL LYNCH LIFE VARIABLE ANNUIT SEPARATE ACCOUNT A	4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS IA 52499-0001	6.31%	51,664.091
	II	JEFFERSON NATIONAL LIFE INS CO	ATTN SEPARATE ACCOUNTS 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223-6175	6.28%	51,404.337
Pioneer High Yield VCT Portfolio	I	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY	ING FUND OPERATIONS CONVEYOR TN41 ONE ORANGE WAY B3N WINDSOR CT 06095-4773	49.67%	2,572,359.812	5,178,864.453
	I	NATIONWIDE LIFE INSURANCE COMPANY	NWPP C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	21.46%	1,111,441.270
	I	ALLMERICA FINANCIAL LIFE INSURANCE & ANNUITY CO	1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	14.16%	733,395.180
	I	NATIONWIDE LIFE INSURANCE COMPANY	NWVLI4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	7.74%	401,026.518
	I	RELIASTAR LIFE INSURANCE CO	VED/VAD/FD ING FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	6.92%	358,553.238
	II	JEFFERSON NATIONAL LIFE INS CO	ATTN SEPARATE ACCOUNTS 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223-6175	32.76%	425,963.600	1,300,179.724
	II	SYMETRA FINANCIAL	52 OLD GLORY LN ELLENSBURG WA 98926-9046	28.36%	368,737.545
	II	TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY MERRILL LYNCH LIFE VARIABLE ANNUIT SEPARATE ACCOUNT A	4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS IA 52499-0001	21.67%	281,748.918
	II	MIDLAND NATIONAL LIFE INSURANCE CO	SEPARATE ACCOUNT C 4350 WESTOWN PKWY WDM IA 50266-1036	11.74%	152,579.398

Portfolio	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
Pioneer Mid Cap Value VCT Portfolio	I	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY	ING FUND OPERATIONS CONVEYOR TN41 ONE ORANGE WAY B3N WINDSOR CT 06095-4773	29.97%	971,072.658	3,240,215.203
	I	ALLMERICA FINANCIAL LIFE INSURANCE & ANNUITY CO	1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	28.07%	909,512.117
	I	SYMETRA LIFE INSURANCE COMPANY	777 108TH AVE NE STE 1200 BELLEVUE WA 98004-5135	22.39%	725,403.757
	I	UNITED OF OMAHA LIFE INS CO	ATTN: PRODUCT ACCT ING & REPORTING 11TH FLOOR MUTUAL OF OMAHA PLAZA OMAHA NE 68175-0001	13.34%	432,359.564
	II	GUARDIAN INSURANCE & ANNUITY CO. INC S/A R B-SHARE GUARDIAN FUND 43B	INDIV MARKETS PRODUCT FINANCE-NRO 6255 STERNERS WAY BETHLEHEM PA 18017-8993	43.14%	5,903,145.735	13,684,960.867
	II	MLI USA SEPARATE ACCOUNT A METLIFE INVESTORS USA INSURANCE CO	1 FINANCIAL CTR FL 20 BOSTON MA 02111-2694	23.89%	3,269,118.046
	II	GUARDIAN INSURANCE & ANNUITY CO. INC S/A R L-SHARE GUARDIAN FUND 43L	INDIV MARKETS PRODUCT FINANCE-NRO 6255 STERNERS WAY BETHLEHEM PA 18017-8993	20.84%	2,852,144.200
	II	METLIFE INSURANCE COMPANY OF CONNECTICUT	PO BOX 990027 HARTFORD CT 06199-0027	8.84%	1,209,532.052
Pioneer Real Estate Shares VCT Portfolio	I	ALLMERICA FINANCIAL LIFE INSURANCE & ANNUITY CO	1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	68.47%	357,942.228	522,770.180
	I	UNITED OF OMAHA LIFE INS CO	ATTN: PRODUCT ACCT ING & REPORTING 11TH FLOOR MUTUAL OF OMAHA PLAZA OMAHA NE 68175-0001	25.21%	131,775.453
	I	SYMETRA LIFE INSURANCE COMPANY	777 108TH AVE NE STE 1200 BELLEVUE WA 98004-5135	5.03%	26,292.632
	II	ALLMERICA FINANCIAL LIFE INSURANCE & ANNUITY CO	1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	41.71%	686,206.864	1,645,376.164
	II	METLIFE INSURANCE COMPANY OF CONNECTICUT	PO BOX 990027 HARTFORD CT 06199-0027	26.98%	443,993.311
	II	SYMETRA LIFE INSURANCE COMPANY	777 108TH AVE NE STE 1200 BELLEVUE WA 98004-5135	16.04%	263,905.271
	II	TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY MERRILL LYNCH LIFE VARIABLE ANNUIT SEPARATE ACCOUNT A	4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS IA 52499-0001	9.57%	157,520.074

Portfolio	Class	5% Ownership				Total Number of Shares in Class
		Name	Address	Percent of Class Owned	Number of Shares Owned
Pioneer Select Mid Cap Growth VCT Portfolio	I	SYMETRA LIFE INSURANCE COMPANY	777 108TH AVE NE STE 1200 BELLEVUE WA 98004-5135	62.86%	2,815,176.207	4,478,463.497
	I	AMERICAN UNITED LIFE AUL GROUP RETIREMENT ANNUITY SEPERATE ACCOUNT II	ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	13.61%	609,688.270
	I	AMERICAN UNITED LIFE AUL AMERICAN UNIT INVESTMENT TRUST	ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	9.33%	417,949.225
Pioneer Strategic Income VCT Portfolio	I	ALLMERICA FINANCIAL LIFE INSURANCE & ANNUITY CO	1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	62.14%	661,171.456	1,063,944.777
	I	SYMETRA LIFE INSURANCE COMPANY	777 108TH AVE NE STE 1200 BELLEVUE WA 98004-5135	34.23%	364,228.798
	II	JEFFERSON NATIONAL LIFE INS CO	ATTN SEPARATE ACCOUNTS 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223-6175	38.74%	1,284,032.243	3,314,848.377
	II	SYMETRA FINANCIAL	52 OLD GLORY LN ELLENSBURG WA 98926-9046	31.87%	1,056,527.406
	II	MIDLAND NATIONAL LIFE INSURANCE CO SEPARATE ACCOUNT C	4350 WESTOWN PKWY WDM IA 50266-1036	28.34%	939,355.267

SECTION 8

SUBMISSION OF SHAREHOLDER PROPOSALS

The Portfolios do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of a Portfolio must be received at the offices of the Portfolio, 60 State Street, Boston, Massachusetts 02109, at a reasonable time before the Portfolio begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

SECTION 9

SHAREHOLDER COMMUNICATIONS

Shareholders who wish to communicate with the Board or any individual Trustee should write their Portfolio to the attention of Christopher J. Kelley, Secretary, 60 State Street, Boston, Massachusetts 02109. The letter should indicate that you are a Portfolio shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons. Shareholders with complaints or concerns regarding accounting matters may address letters to the Portfolio’s Chief Compliance Officer (“CCO”), 60 State Street, Boston, Massachusetts 02109. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Portfolio. Such letters may be submitted on an anonymous basis.

SECTION 10

EXPENSES OF PROXY

The total costs of preparing, printing and mailing the enclosed proxy, accompanying notice and this Joint Proxy Statement and costs in connection with the solicitation of proxies will be borne by the Adviser. These costs are estimated at approximately $164,000.00. Solicitation may be made by letter or telephone by officers or employees of the Adviser, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Adviser will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Joint Proxy Statement and proxy materials to the beneficial owners of each Portfolio’s shares. The Portfolios have retained Computershare Fund Services, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare Fund Services will be paid approximately $5,000.00 for such solicitation services (plus reimbursements of out-of-pocket expenses), to be borne by the Adviser. Computershare Fund Services may solicit proxies personally and by telephone.

SECTION 11

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Portfolio’s Board of Trustees, including all of the Independent Trustees, with the approval and recommendation of the Audit Committee, selected Deloitte & Touche LLP to serve as the independent registered public accounting firm for the Portfolio’s most recently completed fiscal year, as well as for the current fiscal year. In connection with the Board’s selection, Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), confirmed to each Audit Committee that it was an independent registered public accounting firm with respect to the Portfolios.

Deloitte & Touche LLP has informed the Board that it will no longer be independent with respect to the Portfolios upon the completion of the Transaction and, accordingly, that it intends to resign as the Portfolios’ independent registered public accounting firm upon the completion of the Transaction. The Board will engage a new independent registered public accounting firm for the Portfolios upon the completion of the Transaction.

During the periods that Deloitte & Touche LLP has served as each Portfolio’s independent registered public accounting firm, including each Portfolio’s two most recent fiscal years, Deloitte & Touche LLP’s reports on each Portfolio’s financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Part II, Section 12 of this Joint Proxy Statement sets forth for each Portfolio, for each of the two most recent fiscal years, the fees billed by the Portfolio’s independent registered public accounting firm(s) for all audit and non-audit services provided directly to the Portfolio. The fee information in Part II, Section 12 is presented under the following captions:

(a)	Audit Fees — fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees — fees related to assurances and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c)	Tax Fees — fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(d)	All Other Fees — fees for products and services provided to the Portfolio other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The charter of the Audit Committee requires that the Audit Committee shall approve (a) all audit and non-audit services to be provided to each Portfolio and (b) all non-audit services to be provided by a Portfolio’s independent auditors to the Adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Portfolio (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Portfolio. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full audit committee. No Audit Committee may approve non-audit services that the audit committee believes may impair the independence of the independent registered public accounting firms. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to a Portfolio by the independent registered public accounting firms, other than those provided to a Portfolio in connection with an audit or a review of the financial statements of a Portfolio. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the Portfolio; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (a) the aggregate amount of all such permissible non-audit services provided to a Portfolio, the Adviser and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firms during the fiscal year in which the permissible non-audit services are provided to (i) a Portfolio, (ii) the Adviser and (iii) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Audit Committee; (b) the permissible non-audit services were not recognized by a Portfolio at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to completion of the audit.

For each Portfolio’s two most recent fiscal years, there were no services rendered by Deloitte & Touche LLP to the Portfolios for which the preapproval requirement was waived.

The following table sets forth non-audit fees billed by Deloitte & Touche LLP for services rendered to the Trusts and the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Trusts for the Trusts’ two most recent fiscal years.

Non-Audit Fees
Portfolio	Fiscal Year Ended	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)
Pioneer Bond VCT Portfolio	12/31/16	5,628	5,600
Pioneer Emerging Markets VCT Portfolio	12/31/16	6,828	6,800
Pioneer Equity Income VCT Portfolio	12/31/16	5,628	5,600
Pioneer Fund VCT Portfolio	12/31/16	5,628	5,600
Pioneer High Yield VCT Portfolio	12/31/16	5,628	5,600
Pioneer Mid Cap Value VCT Portfolio	12/31/16	5,628	5,600
Pioneer Real Estate Shares VCT Portfolio	12/31/16	5,628	5,600
Pioneer Select Mid Cap Growth VCT Portfolio	12/31/16	5,628	5,600
Pioneer Strategic Income VCT Portfolio	12/31/16	6,828	5,600

The Audit Committee of the Board has considered whether the provision of services, other than audit services, by Deloitte & Touche LLP to each Portfolio and its affiliates is compatible with maintaining Deloitte & Touche LLP’s independence in performing audit services.

Representatives of Deloitte & Touche LLP will be available at the shareholder meeting (either in person or via telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

SECTION 12

AUDIT FEES, AUDIT RELATED FEES, TAX FEES AND ALL OTHER FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The following tables set forth, with respect to each Portfolio, audit fees, audit related fees, tax fees and all other fees paid to the Portfolio’s independent registered public accountants for the two most recent fiscal years.

Audit Fees and Audit Related Fees

		Audit Fees		Audit Related Fees
Portfolio	Fiscal Year Ended	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)
Pioneer Bond VCT Portfolio	12/31/16	45,108	42,217	0	0
Pioneer Emerging Markets VCT Portfolio	12/31/16	29,904	29,866	0	0
Pioneer Equity Income VCT Portfolio	12/31/16	23,637	23,599	0	0
Pioneer Fund VCT Portfolio	12/31/16	23,641	23,603	0	0
Pioneer High Yield VCT Portfolio	12/31/16	45,108	42,217	0	0
Pioneer Mid Cap Value VCT Portfolio	12/31/16	23,641	23,603	0	0
Pioneer Real Estate Shares VCT Portfolio	12/31/16	23,641	23,603	0	0
Pioneer Select Mid Cap Growth VCT Portfolio	12/31/16	23,167	23,129	0	0
Pioneer Strategic Income VCT Portfolio	12/31/16	50,088	47,197	0	0

Tax Fees and All Other Fees

		Tax Fees		All Other Fees
Portfolio	Fiscal Year Ended	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)
Pioneer Bond VCT Portfolio	12/31/16	5,628	5,600	0	0
Pioneer Emerging Markets VCT Portfolio	12/31/16	6,828	6,800	0	0
Pioneer Equity Income VCT Portfolio	12/31/16	5,628	5,600	0	0
Pioneer Fund VCT Portfolio	12/31/16	5,628	5,600	0	0
Pioneer High Yield VCT Portfolio	12/31/16	5,628	5,600	0	0
Pioneer Mid Cap Value VCT Portfolio	12/31/16	5,628	5,600	0	0
Pioneer Real Estate Shares VCT Portfolio	12/31/16	5,628	5,600	0	0
Pioneer Select Mid Cap Growth VCT Portfolio	12/31/16	5,628	5,600	0	0
Pioneer Strategic Income VCT Portfolio	12/31/16	6,828	5,600	0	0

SECTION 13

FORM OF NEW MANAGEMENT AGREEMENT

This MANAGEMENT AGREEMENT (“Agreement”) is made as of this             day of             , by and between Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust, and Pioneer Investment Management, Inc., a Delaware corporation (the “Manager”).

WHEREAS, the Trust is registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Manager is engaged primarily in rendering investment advisory and management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Trust wishes to retain the Manager to provide investment advisory and management services to the Trust with respect to the series of the Trust designated in Appendix A annexed hereto (the “Funds”); and

WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1.    The Trust hereby appoints the Manager to act as investment adviser of each Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.    (a) Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Manager shall regularly provide each Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Manager shall determine from time to time what securities and other investments (including, without limitation, repurchase agreements, swap agreements, options, futures and other instruments) will be purchased, retained, sold or exchanged by each Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and what portion will be held uninvested in cash, and shall implement those decisions (including the execution of investment documentation), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”) and the 1940 Act, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Trust to give instructions to the custodian of each Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of any Fund in one or more investment companies. The Manager will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Except as described herein, the Manager shall seek overall the best execution available in the selection of brokers or dealers and the placing of orders for each Fund. In assessing the best execution available for any transaction, the Manager may consider factors it deems relevant, including the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution capabilities and financial condition of the broker or dealer, and the reasonableness of the commission or dealer spread, if any (whether for a specific transaction or on a continuing basis). In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or in terms of all of the accounts over which the Manager or its affiliates exercise investment discretion. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of each Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of any Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any administrator, transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Trust or a Fund to perform such functions. The Manager may execute on behalf of each Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Manager believes are appropriate or desirable in performing its duties under this Agreement.

       (b) Each Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and each Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

3.    Subject to the Board’s approval, the Manager or any Fund may enter into contracts with one or more investment subadvisers, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment subadvisers any or all its duties specified hereunder, on such terms as the Manager determines to be necessary, desirable or appropriate, provided that in each case such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act. The Trust agrees that the Manager shall not be accountable to the Trust or any Fund or any Fund’s shareholders for any loss or other liability relating to specific investments selected by any such subadviser.

4.    The Trust shall at all times keep the Manager fully informed with regard to the securities and other investments owned by each Fund, its funds available, or to become available, for investment, and generally as to the condition of its affairs. The Trust shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request. The Manager shall supply the Board and officers of the Trust with such information and reports reasonably required by them and reasonably available to the Manager.

5.    (a) Unless maintained by another party on the Fund’s behalf, the Manager shall maintain the books and records with respect to each Fund’s securities and other transactions and keep the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for each Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

       (b) The Manager shall furnish, at its expense, all necessary services, facilities, equipment and personnel for performing the Manager’s services under this Agreement. Other than as herein specifically indicated, the Manager shall not be responsible for the Trust’s or any Fund’s ordinary and extraordinary expenses, and the Trust or a Fund shall pay the Trust’s or the Fund’s ordinary and extraordinary expenses. The Manager may agree to provide to the Funds services other than the services that are provided under this Agreement, on such terms as the Manager and the Trust may agree from time to time, and nothing herein shall preclude payment by the Trust or a Fund of compensation to the Manager for any such services rendered pursuant to a written agreement or agreements approved by the Board.

6.    From time to time, the Manager shall authorize and permit certain of its directors, officers and employees, who may be elected as Board members or officers of the Trust, to serve in the capacities in which they are elected. The Manager will pay directly or reimburse the Trust for the compensation (if any) of the Trustees who are affiliated persons of the Manager and all officers of the Trust as such, except as the Board may decide.

7.    As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, each Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Appendix A annexed hereto, based on the Fund’s average daily net assets or otherwise as set forth on Appendix A. If this Agreement is terminated with respect to any Fund as of any date not the last day of a month, the fee payable by the Fund shall be paid as promptly as possible after such date of termination and shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect with respect to the Fund subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in the month.

8.    The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for any Fund, provided that nothing in this Agreement shall protect the Manager against any liability to a Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this paragraph 8, the term “Manager” shall include any affiliates of the Manager performing services for the Trust or any Fund pursuant to this Agreement and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

9.    Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Trustee, officer, or employee of the Trust or any Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities or other investments consistent with the investment policies of any Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities or other investments will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

10.  For the purposes of this Agreement, a Fund’s “net assets” equal the value of the Fund’s securities plus any other assets minus its accrued operating expenses and other liabilities, and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, and references to the “1940 Act” shall include any rule, regulation or applicable exemptive order of the Securities and Exchange Commission (the “Commission”) thereunder and interpretive guidance with respect to the 1940 Act by the Commission or its staff.

11.  This Agreement will become effective with respect to each Fund on the date first above written or such later date set forth opposite the Fund’s name on Appendix A annexed hereto, provided that it shall have been approved by the Trust’s Board and by the shareholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect for each Fund designated on Appendix A for an initial two year period. Thereafter, if not terminated, this Agreement shall continue in effect with respect to each Fund, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

12.  This Agreement is terminable with respect to any Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 60 days’ written notice to the Trust, and will be terminated upon the mutual written consent of the Manager and the Trust. This Agreement shall terminate automatically in the event of its assignment. This Agreement may be terminated with respect to one or more Funds without affecting the validity of this Agreement with respect to any other Fund designated on Appendix A.

13.  The Manager agrees that for services rendered to each Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Trust’s Declaration of Trust and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

14.  The Trust agrees that in the event that none of the Manager or any of its affiliates acts as an investment adviser to a Fund, the name of the Fund will be changed to one that does not contain the name “Pioneer” or otherwise suggest an affiliation with the Manager.

15.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement with respect to any Fund shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of that Fund’s outstanding voting securities.

16.  This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

17.  This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

18.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

PIONEER VARIABLE CONTRACTS TRUST

By:

Name:

Title:

PIONEER INVESTMENT MANAGEMENT, INC.

By:

Name:

Title:

Appendix A

Fund	Effective Date/Initial Term Date	Fee

PIONEER VARIABLE CONTRACTS TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 13, 2017

INSURANCE COMPANY DROP-IN

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the below-named fund(s) (the “Fund”).

The undersigned contract owner instructs the Company to vote, at the Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”), all shares of the Fund(s) attributable to his or her contract or interest in the relevant separate account as directed below. The undersigned acknowledges receipt of the Fund’s Notice of Special Meeting of Shareholders and Proxy Statement.

If you sign below but do not mark instructions, the Company will vote all shares of the Fund(s) attributable to your account value FOR the proposals. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

The issuing insurance company named above and any proxies appointed by it are authorized in their discretion to transact such other business as may properly come before the Meeting.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIALS

for the Special Meeting of Shareholders on June 13, 2017.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/pio-28632

Pio_28632_031617_VI

FUNDS	FUNDS	FUNDS
Pioneer Bond VCT Portfolio	Pioneer Emerging Markets VCT Portfolio	Pioneer Equity Income VCT Portfolio
Pioneer Fund VCT Portfolio	Pioneer High Yield VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio
Pioneer Real Estate Shares VCT Portfolio	Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Strategic Income VCT Portfolio

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return it in the postage-paid envelope.

VOTE IN PERSON Attend Shareholder Meeting One Federal Street Boston, Massachusetts, 02110 On June 13, 2017

THE SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN FOR A PROPOSAL, THIS VOTING INSTRUCTION CARD WILL BE VOTED FOR THE PROPOSALS.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER FUNDS AND SHOULD BE VOTED AS SOON AS POSSIBLE. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSALS:

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:     ☒

A	Proposals

1.	To approve a New Management Agreement with Pioneer Investment Management, Inc.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Pioneer Bond VCT Portfolio	☐	☐	☐	02 Pioneer Emerging Markets VCT Portfolio	☐	☐	☐
03 Pioneer Equity Income VCT Portfolio	☐	☐	☐	04 Pioneer Fund VCT Portfolio	☐	☐	☐
05 Pioneer High Yield VCT Portfolio	☐	☐	☐	06 Pioneer Mid Cap Value VCT Portfolio	☐	☐	☐
07 Pioneer Real Estate Shares VCT Portfolio	☐	☐	☐	08 Pioneer Select Mid Cap Growth VCT Portfolio	☐	☐	☐
09 Pioneer Strategic Income VCT Portfolio	☐	☐	☐

2.	Election of Trustees:

To withhold authority to vote for any individual nominee(s) mark the box “For All Except” and write the nominee number(s) on the line provided.

01.	David R. Bock	02.	Benjamin M. Friedman	03.	Margaret B.W. Graham	04.	Lisa M. Jones
05.	Lorraine H. Monchak	06.	Thomas J. Perna	07.	Marguerite A. Piret	08.	Fred J. Ricciardi
09.	Kenneth J. Taubes

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01 Pioneer Bond VCT Portfolio	☐	☐	☐	02 Pioneer Emerging Markets VCT Portfolio	☐	☐	☐
03 Pioneer Equity Income VCT Portfolio	☐	☐	☐	04 Pioneer Fund VCT Portfolio	☐	☐	☐
05 Pioneer High Yield VCT Portfolio	☐	☐	☐	06 Pioneer Mid Cap Value VCT Portfolio	☐	☐	☐
07 Pioneer Real Estate Shares VCT Portfolio	☐	☐	☐	08 Pioneer Select Mid Cap Growth VCT Portfolio	☐	☐	☐
09 Pioneer Strategic Income VCT Portfolio	☐	☐	☐

3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

    608999900109999999999

xxxxxxxxxxxxxx	PIO 28632	M	xxxxxxxx

PIONEER VARIABLE CONTRACTS TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 13, 2017

This proxy is solicited on behalf of the Boards of Trustees of the Portfolios. The undersigned hereby appoint(s) Lisa M. Jones, Christopher J. Kelley and Thomas Reyes, and each of them, as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in each of the Portfolios with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders of each such Portfolio to be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, on June 13, 2017, at 2:00 p.m. (Eastern time), and at any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Joint Proxy Statement, and revokes any proxy previously given with respect to such meeting.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIALS

for the Special Meeting of Shareholders on June 13, 2017.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/pio-28632

Pio_28632_031517

FUNDS	FUNDS	FUNDS
Pioneer Bond VCT Portfolio	Pioneer Emerging Markets VCT Portfolio	Pioneer Equity Income VCT Portfolio
Pioneer Fund VCT Portfolio	Pioneer High Yield VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio
Pioneer Real Estate Shares VCT Portfolio	Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Strategic Income VCT Portfolio

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return it in the postage-paid envelope.

VOTE IN PERSON Attend Shareholder Meeting One Federal Street Boston, Massachusetts, 02110 On June 13, 2017

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER FUNDS AND SHOULD BE VOTED AS SOON AS POSSIBLE. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSALS:

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A	Proposals

1.	To approve a New Management Agreement with Pioneer Investment Management, Inc.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Pioneer Bond VCT Portfolio	☐	☐	☐	02 Pioneer Emerging Markets VCT Portfolio	☐	☐	☐
03 Pioneer Equity Income VCT Portfolio	☐	☐	☐	04 Pioneer Fund VCT Portfolio	☐	☐	☐
05 Pioneer High Yield VCT Portfolio	☐	☐	☐	06 Pioneer Mid Cap Value VCT Portfolio	☐	☐	☐
07 Pioneer Real Estate Shares VCT Portfolio	☐	☐	☐	08 Pioneer Select Mid Cap Growth VCT Portfolio	☐	☐	☐
09 Pioneer Strategic Income VCT Portfolio	☐	☐	☐

2.	Election of Trustees:

To withhold authority to vote for any individual nominee(s) mark the box “For All Except” and write the nominee number(s) on the line provided.

01.	David R. Bock	02.	Benjamin M. Friedman	03.	Margaret B.W. Graham	04.	Lisa M. Jones
05.	Lorraine H. Monchak	06.	Thomas J. Perna	07.	Marguerite A. Piret	08.	Fred J. Ricciardi
09.	Kenneth J. Taubes

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01 Pioneer Bond VCT Portfolio	☐	☐	☐	02 Pioneer Emerging Markets VCT Portfolio	☐	☐	☐
03 Pioneer Equity Income VCT Portfolio	☐	☐	☐	04 Pioneer Fund VCT Portfolio	☐	☐	☐
05 Pioneer High Yield VCT Portfolio	☐	☐	☐	06 Pioneer Mid Cap Value VCT Portfolio	☐	☐	☐
07 Pioneer Real Estate Shares VCT Portfolio	☐	☐	☐	08 Pioneer Select Mid Cap Growth VCT Portfolio	☐	☐	☐
09 Pioneer Strategic Income VCT Portfolio	☐	☐	☐

3.     To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

    608999900109999999999

xxxxxxxxxxxxxx	PIO 28632	M	xxxxxxxx